Acorn


                           The Acorn Family of Funds




                                                  Semi-Annual Report
                                                  ------------------------------
                                                                   June 30, 1997


Managed by Wanger Asset Management, L.P.

Acorn Family of Funds Semi-Annual Report 1997
     .Table of Contents

Squirrel Chatter
     .Excerpt from A Zebra in Lion Country by Ralph Wanger                     1
     .Stock Talk with Chuck McQuaid                                            3

Acorn Fund
     .In a Nutshell                                                            6
     .Performance at a Glance                                                  7
     .Major Portfolio Changes                                                 13
     .Statement of Investments                                                15
     .Foreign Portfolio Diversification                                       21

Acorn International
     .In a Nutshell                                                            8
     .Performance at a Glance                                                  9
     .Major Portfolio Changes                                                 22
     .Statement of Investments                                                25
     .Portfolio Diversification                                               32

Acorn USA
     .In a Nutshell                                                            4
     .Performance at a Glance                                                  5
     .Major Portfolio Changes                                                 10
     .Statement of Investments                                                11

Acorn Family of Funds
     .Statements of Assets and Liabilities                                    33
     .Statements of Operations                                                34
     .Statements of Changes in Net Assets                                     35
     .Financial Highlights                                                    36
     .Notes to Financial Statements                                           38

 .Squirrel Chatter
                                            [PHOTO OF RALPH WANGER APPEARS HERE]

The Information Revolution is a theme that Ralph Wanger identified over 27 years ago. In fact, he has practically made a career out of that one idea. In his book, A Zebra in Lion Country, Mr. Wanger devotes an entire chapter to this theme, as it has been the most profitable investment concept for Acorn shareholders.


Today, a significant portion of the Acorn Family of Funds' portfolios are directly related to the Information theme. It is very difficult to make money by investing in companies that create technology. Rather, Acorn's research analysts prefer to look downstream from technology for their information-related stock ideas. This means investing in businesses that will benefit from new technology rather than in the technology companies themselves. We thought our shareholders would appreciate learning more about this important idea. It's a theme that never seems to give out.

 Many years ago, when my daughter Debra was nine years old, I read her the old, comfortable children's book, Mary Poppins. It's filled with fantastic adventures, but the strangest part of it to me was what the author accepted as plain matter of fact.

      The book opens by describing the Banks family as rather ordinary middle class: "Number Seventeen...is the smallest house in the lane...rather dilapidated and in need of a coat of paint. But Mr. Banks, who owns it, said to Mrs. Banks that she could have either a nice, clean, comfortable house or four children. But not both, for he couldn't afford it.

      In this semi-slum, we find the family faced with a crisis: the nursemaid has quit, and the family is being forced to get by short-handed, with only a cook, a maid, and a houseboy. Luckily, Mary Poppins shows up and allows Mrs. Banks to avoid having to touch her own children.

      The time when it took four servants to run an ordinary household seems very far away. Now we have machines instead of houseboys and housegirls. A revolution in energy use has transformed household productivity, transportation, industry, and just about everything else. It would be no exaggeration to say there would have been no Industrial Revolution without the harnessing of cheap carbon, found in coal, oil, and gas. Many of the companies supplying the ever-growing energy needs of our world have proved marvelous investments over most of this century.

      But in the last quarter of this century a different theme has emerged. Twenty years ago I wrote that carbon's dominance was being challenged by a second chemical element, silicon. Our ability to place thousands of circuit elements on tiny silicon chips was creating extraordinary information-gathering and -sorting systems. Information processing was becoming cheaper and cheaper, while energy was rising in price. It was clear, even in the mid-seventies, that "the world will substitute information for energy."

      Even in 1976 I thought it was kind of old news, but I have continued to invest in that trend ever since.

      At Wanger Asset Management, we have rarely owned semiconductor companies, but we have made a lot of money for Acorn shareholders in cellular phone companies--LIN Broadcasting, Mobile Communications, and Telephone & Data Systems--that use semiconductor chips.

     We have never invested in VCR makers, but have owned companies like Electronic Arts and Sierra On-Line, which make video games.

     Acorn shareholders have benefited from investments in credit card companies, too. "Plastic" has revolutionized consumer behavior in the last couple of

The slot machine and the ATM are quite similar microcomputers under the skin. If you like, you can think of the ATM as a slot machine with a boring payoff.


decades, but could't have existed without the changes in processing technology. Today, people don't have to apply for personal loans at a bank; they just run up their credit card balances. Acorn has owned four companies that issue credit cards: Advanta, First USA, and MBNA, and Peoples's Bank.

     International Game Technology is the world leader in the manufacturing of slot machines. This company has been in the Acorn portfolio since 1988. Acorn shareholders hit the jackpot with this stock. Why?

 The slot machine and the ATM are quite similar microcomputers under the skin. If you like, you can think of the ATM as a slot machine with a boring payoff. Alternatively, the slot machine can be considered the ultimate user-friendly computer. (Not so friendly, I admit, once your money runs out.) A growing percentage of casino gamblers prefer the machines to dealing with humans at table games (craps, blackjack, roulette), so casinos have been removing the tables to make room for more slots. The one-armed bandit maker takes a very simple microcomputer, puts a display and coin box on it, and calls it a slot machine. If the company sold it as a computer, it would probably get $800 for it; selling it as a slot machine, it gets $6,000.

Oil and gas companies have also benefited from new technologies that allow horizontal drilling, reservoir modeling, subsea completions--all of which have lowered finding costs. Acorn shareholders are benefiting from this innovation by owning Veritas DGC, PetSec Energy, United Meridian and Tesoro Petroleum.

     Companies that put together invaluable databases, like Data Transmissions Network, benefit from technological advances that help speed up data processing.

     Recognizing a transforming technology and then investing downstream from it should be a key concept for any direct stock investor. We invite you to learn more about how Acorn is investing in companies downstream from technology by reading Stock Talk with Chuck McQuaid on page three.


                        Winning
                                With Technology

New products are dangerous, especially in the computer field, where obsolescence comes fast and technological breakthroughs bring price slashing every year. What I have always looked for instead are the downstream users of new technologies. I've bought the stocks of companies that buy, use, and exploit the computers and electronics to reduce costs, revitalize their businesses, and add functionality to their products.



Italicized excerpts are from A ZEBRA IN LION COUNTRY by Ralph Wanger with Everett Mattlin. Copyright (C) 1997 by Ralph Wanger. Published by Simon & Schuster, New York, $25.00. Reprinted by permission.

Each of the Acorn funds owns some but not all of the stocks referenced in Squirrel Chatter. See each fund's Statement of Investments for a complete list of fund holdings. Each fund's portfolio varies with changes in portfolio investments.

 .Stock Talk with Chuck McQuaid

As Ralph Wanger explains in Squirrel Chatter, the Acorn funds love to invest in companies that benefit from technology. Supplying programs to fill up all the channels on your CATV system is a great business. Below, Chuck McQuaid, Co-Portfolio Manager of Acorn Fund and Director of Research of Wanger Asset Management, tells shareholders more about the funds' media investments.

Chuck, it's been three years since your last interview. What changes have you made to Acorn's media investments?

We've beefed up our holdings of video programmers and reduced our positions in cable television. Competition between cable television and satellite broadcasters plus improved technologies boost market penetration and channel capacity. Video programmers appear to be the primary winners as they benefit from increased subscriber fees and advertising revenues.

Which stocks have you bought recently?

We added 300,000 shares to our HSN Inc. position so far this year. Home Shopping Network is growing rapidly under the able leadership of CEO Barry Diller. The Supreme Court's decision to sustain "must carry" insures that HSN's television stations will be carried by CATV systems, which is especially important as HSN launches new programming. We also bought more BET Holdings, which owns Black Entertainment Network, and United Video Satellite Group, which owns the Prevue Network and distributes superstation WGN.

What is your biggest video programming investment?

Liberty Media is our largest video programming investment and one of our top five holdings. It has interests in over 70 national and regional channels, including Discovery Communications and regional sports channels. The Discovery Channel's demographics are great for advertisers and its ratings are up. Learning Channel's and Animal Planet's subscriber counts are surging. Regional sports channels are very popular and are being bundled together to provide national advertising. Liberty also has interests in the Encore movie channels and the shopping channel, QVC.

Has Acorn Fund profited from media buyouts?

Yes, though it may take time to realize value. Our 1994 purchases of International Family Entertainment at $12-17 looked dumb for a while as video programmers were out of favor. But IFEOs core cash flow grew 24% in 1995 and 44% in 1996, so we bought more at $10-14 in 1995 and paid up to $17 for even more in 1996. Our patience is being rewarded as Rupert Murdoch's News Corp is buying out IFE for $35 a share. Our 1996 purchase of Gaylord Entertainment is paying off more quickly. Westinghouse has announced it will buy Gaylord's Country Music Television and The Nashville Network. The deal should close in a few weeks, providing Acorn shareholders with a tidy profit.

Media stocks are just a part of Acorn's information group. How does Wanger Asset Management cover the whole group?

I focus on media and communications. Another analyst, Laura McKenna, has made large profits on computer software and service companies, along with contract manufacturers. As we mentioned last quarter, Andrew Morley and Todd Narter have joined us and are beginning to research niche components and systems companies here in the USA and overseas.

Acorn USA
    .In a Nutshell

[PHOTO OF ROBERT A. MOHN APPEARS HERE]

Exuberance reigned on Wall Street last quarter, and Acorn USA joined in the parade. Your fund gained 16.0%, an excellent showing, though not quite up to the large-capped S&P 500's +17.5%, nor the small-fried Russell 2000's +16.2%. Since inception, Acorn USA is up 33%, nearly double the percent return of our Lipper small-cap fund peers.

     We nearly pitched a perfect game last quarter. Only one of our top 20 holdings (Respironics) fell in price, and merely 1/8 of a point at that. Our top five sluggers were Wackenhut, HealthCare Compare, Data Transmission, C-Tec and Kronos, each up 20-60% over the past three months. What propelled such strong returns? Not any extraordinary news events, not any outsized earnings increases, but simply the buying pressure from investors discovering and paying up for our companies' wonderful franchises.

     These newly enlightened investors figured out that Wackenhut manages safer, cheaper prisons than do state bureaucrats; HealthCare Compare has a one-of-a-kind national PPO health care network impossible to clone; Data Transmission's subscriber base is growing 20% a year; C-Tec is offering a prix fixe bundled cable, phone and internet service before any other cable guy or baby Bell; and Kronos's time-clock software is a crucial piece of the factory automation puzzle.

     Even after their recent run, none of these companies are household names, yet. We don't want to own yesterday's celebrity stocks, we want tommorow's. We're stock market talent scouts, not autograph hounds. We will continue to build our portfolio of new and exciting small companies for you.


/s/ Robert A. Mohn
----------------------
Robert A. Mohn
Lead Portfolio Manager
Fund Assets as of 6/30/97: $113.7 million
                          .Acorn USA Top 10 Holdings

CalEnergy                                                                 7.5%
Power Plants
Coast Savings                                                             6.4%
California Savings & Loan
Data Transmission Network                                                 5.3%
Data Services for Farmers
HealthCare Compare                                                        4.3%
PPO Network
Wackenhut                                                                 4.1%
Prison Management
C-Tec                                                                     4.0%
Cable TV/Local Telephone
Royal Caribbean Cruises                                                   3.8%
Cruises to Caribbean and Alaska
Applied Industrial Technologies                                           3.4%
Distributes Industrial Components
GeoScience                                                                2.9%
Offshore Seismic Equipment Company
Schnitzer Steel                                                           2.9%
Scrap Steel Processor

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                                  Fund
                                       facts
  As Acorn USA's assets have grown, its total expense ratio has declined. As noted in the financial highlights on page 36, the fund's total expense ratio has dropped from its original 2.00% (the expense limit at inception) to 1.41%.

 .Performance at a Glance

Acorn USA Portfolio Diversification
    .as a % of net assets, as of 6/30/97

                           [PIE CHART APPEARS HERE]

Information                                   22.9%
Health Care                                   10.1%
Consumer Goods/Services                        7.1%
Finance/Real Estate                           14.1%
Industrial Goods/Services                     19.7%
Energy/Minerals                               19.7%
Cash less liabilities                          6.4%
                                             -----
                                             100.0%

Acorn Family of Funds
    .Distributions

The following table details the funds' mid-year distributions. The record date was July 22, 1997, the ex-dividend date was July 23, 1997, and the payable date was July 30, 1997.

                                            Acorn
                          Acorn Fund   International  Acorn USA
---------------------------------------------------------------
Ordinary Income           $0.05/share  $0.08/share        --
Long-Term Capital Gain    $0.19/share  $0.14/share        --
Reinvestment Price        $17.05       $21.17             --


Relative Performance
--------------------------------------------------------------------------------
                             2nd quarter   Last 6 mos.   Since inception
                                    1997                        (9/4/96)
Acorn USA                           16.0%        14.3%             33.2%
Russell 2000                        16.2%        10.2%             20.1%
S&P MidCap 400                      14.7%        13.0%             25.0%
S&P 500                             17.5%        20.6%             37.2%
Dow-Jones                           17.1%        20.1%             38.9%
Lipper Small Cap
Funds Avg                           17.1%         9.0%             17.2%

The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P
500. The S&P 500 is a broad market-weighted index, blue-chip dominated. The Dow Jones Industrial Average includes 30 large companies. The Lipper Small Cap Funds Avg is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 486, 467, and 422 funds for the 2nd qtr., 6-mos., and "since inception" periods above. The beginning value used to compute the Dow Jones and the Lipper Small Cap Funds Avg "since inception" return in the chart above is as of 8/31/96. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 6/30/97:     $13.32
---------------------------------------------

Q> Why does the share price drop when a fund pays a distribution?

A> The law requires mutual funds to pay a distribution of any net income and realized net capital gains to their shareholders. When a fund pays a distribution, the assets of the fund go down, and the value of each share drops by the amount of the distribution. But the value is not lost. The distribution money is transferred to shareholders. Most shareholders reinvest their distributions, buying more shares at the new lower share price. Shareholders that take their distributions in cash receive a check equal to the distribution per share times the number of shares owned.

Acorn Fund
    .In a Nutshell


[PHOTOS OF CHARLES P. MCQUAID AND TERENCE M. HOGAN APPEARS HERE]

Acorn Fund gained 13.5% in the second quarter, which is a respectable performance in most years. As shown on page 7, the indices edged Acorn in the quarter. The year-to-date figures reflect the Fund's beating the Russell 2000, but lagging the bigger barometers. Acorn's domestic equities were in-line with the indices for the quarter and ahead for the six-month period.

     We tuned in to some great media stock shows. We watched Rupert Murdoch buy out International Family for a 69% return, then got great ratings on Liberty Media, Data Transmission, HSN and United Video, each of which produced gains over 20 percent.

    Technology stocks sizzled into the summer, led by a 106% gain in ACT Manufacturing. Acorn hit the "K" trifecta when Keane, Kent and Kronos wired in returns over 50 percent. Analysts International and Compuware joined the 50+ percent club, while stalwart Solectron lit up the circuit with a 40% surge.

    Other long-time Acorn holdings helped second quarter performance: Harley-Davidson roared in with a 42% quarterly gain. HBO, the health care software mavens, configured a 45% move and prison administrator Wackenhut locked down a 40% return.

    We were heartened by the market renaissance in Japan, with several holdings delivering big gains. Facilities manager NTT Data topped that list, serving up a 46% performance. Our losers in the quarter included Informix, Invacare, SensoNor and a smattering of Thermo Electron subsidiaries.

    Market records fall almost daily, but we will continue to seek consistent returns over up and down cycles through exciting small and mid-cap stocks.


/s/ Charles P. McQuaid                      /s/ Terence M. Hogan
Charles P. McQuaid                          Terence M. Hogan
Co-Portfolio Manager                        Co-Portfolio Manager


Fund Assets as of 6/30/97: $3,220.7 million
    .Acorn Fund Top 10 Holdings

AES Corporation                             2.4%
Global Power Producer

Carnival                                    1.8%
Cruise Ship Line

Liberty Media                               1.8%
CATV Programming

Banc One                                    1.7%
Bank/Credit Cards (acquired First USA )

HealthCare Compare                          1.7%
PPO Network

Harley Davidson                             1.6%
Motorcycle Manufacturer

Borders                                     1.5%
Bookstores

Lincare Holdings                            1.3%
Home Health Care Services

Solectron                                   1.2%
Electronics Contract Manufacturer

CalEnergy                                   1.1%
Power Plants

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.



  Do You Remember
          What Year It Was?

  . 426 mutual funds exist

  . South Vietnam surrenders to the
    Communist North

  . Acorn Fund closes out the year
    up 30.6%

  . One Flew Over The Cuckoo's Nest
    wins an Oscar

  . Dow ends the year at 852.41

  Answer on page 41.

>Performance at a Glance


The Value of a $10,000 Investment in Acorn Fund
    >June 10, 1970 through June 30, 1997

                           [LINE CHART APPEARS HERE]

                    Date            Acorn Fund ($)     S & P ($)
                    ----            --------------     ---------

                    1970            10,000             10,000
                    1971            17,828             14,490
                    1972            19,368             17,242
                    1973            14,765             14,709
                    1974            10,691             10,816
                    1975            13,945             14,842
                    1976            23,045             18,394
                    1977            27,168             17,077
                    1978            31,777             18,200
                    1979            47,790             21,586
                    1980            62,594             28,602
                    1981            58,005             27,195
                    1982            68,208             33,054
                    1983            85,389             40,510
                    1984            89,045             43,051
                    1985            117,142            56,710
                    1986            136,843            67,295
                    1987            142,923            70,828
                    1988            178,370            82,591
                    1989            222,681            108,761
                    1990            183,674            105,386
                    1991            270,641            137,492
                    1992            336,210            147,928
                    1993            444,889            162,882
                    1994            411,750            165,032
                    1995            497,407            227,047
                    1996            609,569            279,177
                    06/30/97        674,822            336,708


  Average Annual Total Return
    1 Year  5 Years  10 Years   Life of Fund
     17.8%    19.3%     15.1%          16.8%

This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the Standard & Poor's 500 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund Portfolio Diversification
    >as a % of net assets, as of 6/30/97

[PIE CHART APPEARS HERE]

Information                                   20.1%
Health Care                                    8.4%
Consumer Goods/Services                        8.3%
Finance/Real Estate                           16.5%
Industrial Goods/Services                      9.3%
Energy/Minerals                               10.3%
Foreign                                       17.2%
Cash                                           9.9%
                                             100.0%

Relative Performance
--------------------------------------------------------------------------
                                2nd quarter    Last 6 mos.   Last 12 mos.
                                       1997

Acorn Fund                            13.5%         10.7%          17.8%
Dow-Jones                             17.1%         20.1%          38.5%
S&P 500                               17.5%         20.6%          34.7%
S&P MidCap 400                        14.7%         13.0%          23.3%
Russell 2000                          16.2%         10.2%          16.3%


The Dow Jones Industrial Average includes 30 large companies. The S&P 500 is a broad market-weighted index, still blue-chip dominated. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 6/30/97: $16.65
-----------------------------------------

Acorn International
    >In a Nutshell


[PHOTO OF LEAH JOY ZELL APPEARS HERE]


Acorn International gained 5.9% in the second quarter. The best market for the quarter was Japan, where our portfolio soared 27% in dollars, contributing nearly half of the total return for the three months. The best stock for the quarter was Kempen, a Dutch brokerage firm, which has made Acorn International shareholders $6.5 million since March 31st. Credit for finding Kempen goes to Marcel Houtzager, a core member of our international team, who has a keen eye for value in his native market.

     On average, a 6% return over three months would be sufficient to make most investors happy. The second quarter of 1997, however, was anything but average. The large-cap U.S. market indices hit record highs. European blue chips kept up the pace in local currencies. Even the EAFE index, whose Japanese weighting has penalized performance since 1989, gained 13%, its best quarterly showing since the fourth quarter of 1988.

    Meanwhile, small-cap stocks have not participated to the extent the headlines would suggest. In the UK,

    the small-cap index actually fell 4% since March 31st in local currencies, against a large-cap market that rose 7%. Similar discrepancies in performance can be demonstrated in Japan, Switzerland, France and elsewhere going back
12 months.

    Two-tier markets are nothing new. In the early 1970's, fund managers chased after the "Nifty Fifty". While we do not know when investors' love affair with blue chips will wane, our philosophy has always been to own the less well-known companies at reasonable valuations. We are finding plenty of them. Patience and experience have taught us that other investors find them too, when given the chance to pause and look around.

/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager



Fund Assets as of 6/30/97: $1,970.0 million
    >Acorn International Top 10 Holdings
WM Data                                        Sweden          2.7%
Computer Services/Consulting

T T Tieto                                      Finland         2.2%
Computer Services/Consulting

Rhoen Klinikum                                 Germany         1.7%
Hospital Management

Axime Ex Segin                                 France          1.2%
Computer Services

Banca Fideuram                                 Italy           1.2%
Life Insurance/Mutual Funds

Kempen                                         Netherlands     1.2%
Stock Brokerage/
Investment Management

Getronics                                      Netherlands     1.1%
Computer Services

Serco Group                                    United Kingdom  1.1%
Facilities Management

Genting International                          Singapore       0.9%
Cruise Line

Getinge Industrier                             Sweden          0.9%
Sterilization/Disinfection Equipment

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

          Fund
------------------------------------------------------------------------------
               facts

Remember, you can use your touch-tone telephone to obtain your fund account balance(s) 24 hours a day. Simply call 1-800-962-1585 and follow the easy automated instructions.

Performance at a Glance

The Value of a $10,000 Investment in Acorn International
     September 23, 1992 through June 30, 1997


                           [LINE CHART APPEARS HERE]



  Average Annual Total Return
  -------------------------------------
         1 Year  3 Years   Life of Fund

          11.3%   11.9%        17.7%


                Date          Acorn Int'l ($)         EAFE ($)
                ----          ---------------         --------
                09/23/92      10,000                  10,000
                09/30/92      10,010                  10,000
                12/31/92      10,690                   9,614
                03/31/93      12,000                  10,767
                06/30/93      12,920                  11,849
                09/30/93      13,910                  12,635
                12/31/93      15,940                  12,745
                03/31/94      15,850                  13,190
                06/30/94      15,550                  13,864
                09/30/94      16,491                  13,877
                12/31/94      15,334                  13,736
                03/31/95      14,811                  13,992
                06/30/95      15,727                  14,093
                09/30/95      16,824                  14,681
                12/31/95      16,703                  15,275
                03/31/96      18,203                  15,717
                06/30/96      19,593                  15,965
                09/30/96      19,362                  15,945
                12/31/96      20,133                  16,199
                03/31/97      20,564                  15,945
                06/30/97      21,786                  18,015

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date the Fund began operations), with all dividends and capital gains reinvested, with Morgan Stanley's Europe, Australia and Far East Index (EAFE). The beginning value of EAFE is as of 9/30/92. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.



Acorn International Portfolio Diversification as a % of net assets, as of 6/30/97

                           [PIE CHART APPEARS HERE]


Information                                  22.9%
Health Care                                   6.9%
Consumer Goods/Services                      24.7%
Finance/Real Estate                          20.0%
Industrial Goods/Services/Transportation     13.3%
Energy/Minerals                               5.8%
Cash less liabilities                         6.4%
                                            ------
                                            100.0%


Relative Performance
---------------------------------------------------------------------
                             2nd quarter   Last 6 mos.   Last 12 mos.
                                    1997
Acorn International                  5.9%          8.2%          11.3%
EAFE                                13.0%         11.2%          12.8%
Lipper Int'l Small Cap
  Funds Avg.                         7.3%         10.4%          13.5%
Lipper Int'l Funds Avg.             11.1%         12.5%          16.5%

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper Int'l Small Cap Funds Avg. is calculated from the performance of a group of small-cap int'l funds, including Acorn Int'l. For the 2nd qtr., 6-mos. and 12-mos. periods above, the group consisted of 31, 28 and 24 funds, respectively. The Lipper Int'l Funds Avg. is an average of all int'l funds tracked by Lipper, excluding the Int'l Small Cap Funds group. This group consisted of 440, 417 and 368 funds for the 2nd qtr., 6-mos. and 12-mos. periods above, respectively. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 6/30/97: $21.22
-----------------------------------------

Acorn USA
     Major Portfolio Changes in the Second Quarter

                                                       Number of Shares
                                                   ------------------------
                                                   3/31/97          6/30/97
Additions
---------------------------------------------------------------------------
      Information
BDM International                                        0           11,800
C-Tec                                              111,000          131,000
Centennial Cellular                                      0           15,000
Data Transmission Network                          169,800          189,100
Gaylord Entertainment                               20,000           62,000
Kronos                                              69,000          103,000
United Video Satellite Group                        63,000          133,000
Wonderware                                          60,000          230,700
---------------------------------------------------------------------------
      Health Care
Cardiac Pathways                                         0           40,000

---------------------------------------------------------------------------
      Consumer Goods/Services
Host Marriott Services                             136,200          265,200

---------------------------------------------------------------------------
      Finance
Acceptance Insurance                                20,000           76,100
SEI Investments                                          0           15,000

---------------------------------------------------------------------------
      Industrial Goods/Services
Wackenhut, Cl. B                                   198,900          234,900

---------------------------------------------------------------------------
      Energy/Minerals
United Meridian                                          0            6,700

---------------------------------------------------------------------------
      Real Estate
Cornerstone Properties                                   0           45,000
Forest City Enterprises, Cl. A                           0           34,700

                                                       Number of Shares
                                                   ------------------------
                                                   3/31/97          6/30/97
Sales
----------------------------------------------------------------------------
      Information
ACT Manufacturing                                   34,500            7,100
Richey Electronics                                  30,000                0
Simulation Sciences                                 52,300                0

---------------------------------------------------------------------------
      Consumer Goods/Services
Fairfield Communities                               30,000                0
Showboat                                            78,000           15,800

---------------------------------------------------------------------------
      Finance
People's Bank Bridgeport                            11,000                0

---------------------------------------------------------------------------
      Industrial Goods/Services
Aftermarket Technology                              18,000                0

---------------------------------------------------------------------------
      Energy/Minerals
Atwood Oceanics                                      2,200                0
Seagull Energy                                      86,000           50,100

Acorn USA
    .Statement of Investments (unaudited) June 30, 1997

Number of Shares                                                   Value (000)
--------------------------------------------------------------------------------
                                                          Common Stocks: 93.6%
--------------------------------------------------------------------------------
Information: 22.9%
             .CATV/TV/Satellites: 14.4%
 189,100     Data Transmission Network (b)                             $ 6,004
             Data Services for Farmers
 131,000     C-Tec (b)                                                   4,569
             Cable TV/Local Telephone
 133,000     United Video Satellite (b)                                  2,793
             CATV & Satellite Dish Programming
  67,000     Tele-Communications,
             Liberty Media Group (b)                                     1,591
             CATV & Satellite Dish Programming
  62,000     Gaylord Entertainment                                       1,430
             Country & Western Cable Channels
--------------------------------------------------------------------------------
                                                                        16,387

             .Mobile Communications: 1.3%
  62,800     COMARCO (b)                                                 1,209
             Wireless Network Testing
  15,000     Centennial Cellular (b)                                       238
             Cellular Franchises
--------------------------------------------------------------------------------
                                                                         1,447

             .Computer Software/Services: 4.4%
 230,700     Wonderware (b)                                              3,259
             Industrial Control Software
  36,000     American Business Information (b)                             783
             Provides Data on Small Businesses
  74,300     Computer Language Research                                    724
             Commercial Tax Software
  11,800     BDM International (b)                                         271
             Software Consulting
--------------------------------------------------------------------------------
                                                                         5,037

             .Electronics: 2.8%
 103,000     Kronos (b)                                                  2,833
             Time Accounting Software & Clocks
   7,100     ACT Manufacturing (b)                                         296
             Contract Manufacturing
--------------------------------------------------------------------------------
                                                                         3,129
                                                                       -------
Information: Total                                                      26,000

--------------------------------------------------------------------------------
Health Care: 10.1%
             .Medical Equipment: 3.4%
 128,000     Respironics (b)                                             2,704
             Sleep Apnea Products
  44,000     Kinetic Concepts                                              792
             Hospital Beds
  40,000     Cardiac Pathways (b)                                          360
             Heart Surgery Devices
--------------------------------------------------------------------------------
                                                                         3,856

             .Services: 6.7%
  94,000     HealthCare Compare (b)                                      4,923
             PPO Network
  57,000     Lincare Holdings (b)                                        2,451
             Home Health Care Services
  22,400     United Payors & Providers (b)                                 297
             Medical Claims Repricing
--------------------------------------------------------------------------------
                                                                         7,671
                                                                       -------
Health Care: Total                                                      11,527

--------------------------------------------------------------------------------
Consumer Goods/Services: 7.1%
             .Retail: 3.0%
 265,200     Host Marriott Services (b)                                  3,116
             Fast Food Kiosks in Airports, Rest Stops & Malls
  14,000     Borders (b)                                                   338
             Bookstores
--------------------------------------------------------------------------------
                                                                         3,454

             .Entertainment/Leisure: 4.1%
 123,700     Royal Caribbean Cruises                                     4,322
             Cruises to Caribbean & Alaska
  15,800     Showboat                                                      276
             Casinos
--------------------------------------------------------------------------------
                                                                         4,598
                                                                       -------
Consumer Goods/Services: Total                                           8,052

--------------------------------------------------------------------------------
Finance: 12.0%
             .Savings & Loans: 6.3%
 159,000     Coast Savings (b)                                           7,225
             California Savings & Loan

             .Insurance: 5.0%
  76,100     Acceptance Insurance (b)                                    1,731
             Crop Insurance
  59,500     Amerus Life Holdings                                        1,659
             Annuities/Life Insurance
  51,000     Penn Treaty American (b)                                    1,562
             Nursing Home Insurance
  23,000     Leucadia National                                             712
             Insurance Holding Company
--------------------------------------------------------------------------------
                                                                         5,664

             .Money Management: 0.7%
  55,000     Phoenix Duff & Phelps                                         406
             Money Management
  15,000     SEI Investments                                               362
             Mutual Fund Administration
--------------------------------------------------------------------------------
                                                                           768
                                                                       -------
Finance: Total                                                          13,657


See accompanying notes to financial statements

Acorn USA
    .Statement of Investments (unaudited)

Number of Shares                                                 Value (000)
--------------------------------------------------------------------------------
Industrial Goods/Services: 19.7%
               .Steel: 7.0%
  111,000      Schnitzer Steel                                       $ 3,302
               Scrap Steel Processor
   88,300      Steel Dynamics (b)                                      2,207
               Steel Mini-Mill
   77,000      Atchison Casting (b)                                    1,280
               Steel Foundries
   53,000      Gibraltar Steel (b)                                     1,219
               Steel Processing
--------------------------------------------------------------------------------
                                                                       8,008

               .Machinery: 4.8%
  108,200      Applied Industrial Technologies                         3,895
               Distributes Industrial Components
  100,050      Farr Company (b)                                        1,563
               Filters
--------------------------------------------------------------------------------
                                                                       5,458

               .Industrial Suppliers: 1.7%
   96,000      Lilly Industries, Cl. A                                 1,932
               Industrial Coatings

               .Services: 6.2%
  234,900      Wackenhut, Cl. B                                        4,683
               Prison Management
  100,000      World Color Press (b)                                   2,375
               Printing
--------------------------------------------------------------------------------
                                                                       7,058
                                                                    --------
Industrial Goods/Services: Total                                      22,456

--------------------------------------------------------------------------------
Energy/Minerals: 19.7%
               .Independent Power: 7.5%
  224,000      CalEnergy (b)                                           8,512
               Power Plants

               .Oil/Gas Producers: 3.1%
  165,700      Tesoro Petroleum (b)                                    2,454
               Oil Refinery/Gas Reserves
   50,100      Seagull Energy (b)                                        877
               Oil/Gas Producer
    6,700      United Meridian (b)                                       201
               Oil/Gas Producers
--------------------------------------------------------------------------------
                                                                       3,532

               .Distribution/Marketing/Refining: 4.9%
  128,000      United Cities Natural Gas                               3,008
               Natural Gas Distributor
  124,400      NGC                                                     1,920
               Gas Processing/Marketing
   27,000      Atmos Energy                                              648
               Natural Gas Distributor
--------------------------------------------------------------------------------
                                                                       5,576

               .Oil Services: 4.2%
  252,000      GeoScience (b)                                          3,307
               Offshore Seismic Equipment Company
   54,600      J Ray McDermott (b)                                     1,474
               Offshore Construction Company
--------------------------------------------------------------------------------
                                                                       4,781
                                                                    --------
Energy/Minerals: Total                                                22,401

--------------------------------------------------------------------------------
Real Estate: 2.1%
   34,700      Forest City Enterprises, Cl. A                          1,657
               Shopping Centers
   45,000      Cornerstone Properties                                    692
               Downtown Office Buildings
                                                                    --------
Real Estate: Total                                                     2,349
                                                                    --------
Total Common Stocks: 93.6%                                           106,442
               (Cost: $90,722)

Short-Term Obligations: 7.1%
               Yield 5.56%-5.75%
               Due 7/1/97-7/3/97
   $5,893      General Motors Acceptance                               5,893
   $2,192      Ford Motor Credit                                       2,191
--------------------------------------------------------------------------------
               (Amortized Cost: $8,084)                                8,084
                                                                    --------
Total Investments: 100.7%                                            114,526
               (Cost: $98,806)
                                                                    --------
Cash and Other Assets Less Liabilities: (0.7%)                          (836)
                                                                    --------
Total Net Assets: 100%                                              $113,690
================================================================================

--------------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At June 30, 1997, for federal income tax purposes cost of investments was $98,806,000 and net unrealized appreciation was $15,720,000, consisting of gross unrealized appreciation of $16,359,000 and gross unrealized depreciation of $639,000.
(b)  Non-income producing security.


See accompanying notes to financial statements


Acorn Fund
     .Major Portfolio Changes in the Second Quarter

                                                          Number of Shares
                                                      -----------------------
                                                        3/31/97       6/30/97
Additions
-----------------------------------------------------------------------------
     Information
Acres Gaming                                             80,000       370,000
Activision                                              280,000       460,000
Altron                                                  287,000       357,000
American Business Information                           700,000       830,000
BET Holdings, Cl. A                                     300,000       400,000
Centennial Cellular                                     300,000       400,000
Electronic Arts                                               0       150,000
HSN                                                     327,000       600,000
Itron                                                         0       200,000
Metrika Systems                                               0       200,000
Micros Systems                                          125,000       279,000
Premiere Technologies                                         0       350,000
Spectrum HoloByte                                       450,000     1,100,000
Thermo Bio Analysis                                     100,000       200,000
Thermo Instrument Systems                               685,000       865,000
United International
 Holding (Austria)                                      425,000       552,000
United Video Satellite                                  700,000       810,000
Wonderware                                              250,000       650,000
-----------------------------------------------------------------------------
     Health Care
HealthCare Compare                                    1,000,000     1,026,000
Kinetic Concepts                                      1,000,000     1,115,000
Magellan Health Services                                400,000       528,000
-----------------------------------------------------------------------------
     Consumer Goods/Services
Airtours (United Kingdom)                               270,000       330,000
Cie Fin Richemont (Switzerland)                               0         2,500
Kimberly Clark de Mexico (Mexico)                     2,500,000     3,000,000
-----------------------------------------------------------------------------
     Finance
Acceptance Insurance                                          0       229,000
Banco Latinoamericano
 de Export (Panama)                                     130,000       162,000
Leucadia National                                       216,000       396,000
Orient (Japan)                                                0       350,000
Pioneer Group                                                 0       181,000
Shohkoh Fund (Japan)                                          0         9,000
Stad Rotterdam (Netherlands)                                  0        25,000

     Industrial Goods/Services
AirNet Systems                                                0       174,000
National Patent Development                                   0       310,000
Pameco                                                        0        65,000
Worthington Industries                                1,110,000     1,210,000
-----------------------------------------------------------------------------
     Energy/Minerals
J Ray McDermott                                         385,000       505,000
Pride International                                     370,000       550,000
Tesoro Petroleum                                      1,200,000     1,300,000
United Meridian                                         300,000       400,000
Zeigler Coal Holding                                    300,000       400,000
-----------------------------------------------------------------------------
     Real Estate
Cornerstone Properties                                        0       350,000
Equity Residential Properties Trust                     210,000       260,000

Acorn Fund
    .Major Portfolio Changes in the Second Quarter

                                                          Number of Shares
                                                      -----------------------
                                                        3/31/97       6/30/97
Sales
-----------------------------------------------------------------------------
     Information
ACT Manufacturing                                        500,000      325,000
American Management Systems                              400,000      294,000
Argyle Television                                         44,000            0
Broderbund Software                                      300,000      200,000
CoreComm                                                 450,000            0
Getronics (Netherlands)                                  250,000      207,000
Grupo Radio Centro (Mexico)                              496,000      225,000
Informix                                                 600,000            0
Keane                                                    210,000      165,000
Palmer Wireless                                          350,000            0
Planar Systems                                           375,000            0
SK Telecom ADR (Korea)                                   283,250            0
SK Telecom (Korea)                                         4,000            0
Systems & Computer Techology                             605,000      505,000
Tele-Communications, Cum. Pfd.                            44,000            0
WM Data Nordic (Sweden)                                  350,000    1,500,000
 (includes effect of 400% stock bonus)
-----------------------------------------------------------------------------
    Health Care
Biogen                                                   228,000            0
CIMA Labs                                                253,000            0
Genome Therapeutics                                      130,000            0
Invacare                                                 740,000            0
Thermedics                                                63,000            0
Trex Medical                                             125,000       29,000
Watson Pharmaceuticals                                   450,000            0
-----------------------------------------------------------------------------
     Consumer Goods/Services
Aucnet (Japan)                                            30,000            0
Burswood Property Trust (Australia)                      450,000            0
Costa Crociere (Italy)                                 1,200,000            0
Dave & Buster's                                          135,000            0
Duckwall Alco Stores                                      48,000            0
Escada (Germany)                                          16,000            0
Hellenic Bottling (Greece)                               260,000      234,000
Hennes & Mauritz, Cl. B (Sweden)                          50,000       50,000
 (includes effect of 5 for 1 stock split)
Mr. Max (Japan)                                           34,000            0
Newell                                                   700,000      600,000
Norwood Promotional                                      232,000            0
O.Y.L. Industries (Malaysia)                             255,000            0
Pricer, Cl. B (Sweden)                                   220,000      180,000
Resorts World (Malaysia)                               1,350,000      800,000
Royal Caribbean Cruises                                  310,000      235,000
Wolverine World Wide                                     565,000      450,000
 (includes effect of 3 for 2 stock split)
-----------------------------------------------------------------------------
    Finance
ADVANTA, Cl. A                                           531,000            0
ADVANTA, Cl. B                                           247,000       93,000
ALLIED Life Financial                                    318,000            0
Amvescap (United Kingdom)                              1,920,000    1,270,000
Banc One                                               1,013,000    1,151,909
 (includes the effect of the
 acquisition of First USA)
PXRE                                                     350,000      145,000
T. Rowe Price                                            100,000       64,000
Washington Mutual                                        323,000      297,000
-----------------------------------------------------------------------------
    Industrial Goods/Services
Material Sciences                                        450,000            0
Nordson                                                  148,000       75,000
Thermo Electron                                          975,000      900,000
Thermo Fibertek                                          675,000            0
Thermo TerraTech                                         434,000            0
Thomas Group                                             300,000            0
-----------------------------------------------------------------------------
    Energy/Minerals
Seagull Energy                                         1,900,000    1,500,000
Southern Union                                           630,000      530,000
Thermo Ecotek                                            585,000            0

Acorn Fund
     Statement of Investments (unaudited) June 30, 1997

Number of Shares                                            Value (000)
-----------------------------------------------------------------------

                                                Common Stocks and Other
                                          Equity-Like Securities: 90.1%
-----------------------------------------------------------------------

Information: 20.1%
              Broadcasting/CATV: 1.6%
    560,000   C-Tec (b)                                        $ 19,530
  1,000,000   Tele-Communications,
               Series A TCI Group                                14,875
    300,000   TCA Cable TV                                       11,288
     80,000   Cablevision Systems (b)                             4,280
    300,000   Granite Broadcasting (b)                            3,075
-----------------------------------------------------------------------
                                                                 53,048

              Programming for CATV/
              TV/Satellites: 5.2%
  2,400,000   Tele-Communications,
               Liberty Media Group (b)                           57,000
    819,000   Data Transmission Network (b) (c)                  26,003
    700,000   International Family Entertainment                 24,063
    600,000   HSN (b)                                            18,750
    810,000   United Video Satellite (b)                         17,010
    400,000   BET Holdings, Cl. A (b)                            13,100
    300,000   Gaylord Entertainment                               6,919
    280,000   Macrovision (b)                                     3,815
-----------------------------------------------------------------------
                                                                166,660

              Mobile Communications: 1.7%
    500,000   Telephone and Data Systems                         18,969
    900,000   Mobile Telecommunication
               Technologies (b)                                  12,881
    355,000   COMARCO (b) (c)                                     6,834
    400,000   Centennial Cellular (b)                             6,350
    465,000   Vanguard Cellular Systems (b)                       6,336
    450,000   PriCellular (b)                                     4,050
-----------------------------------------------------------------------
                                                                 55,420

              Computer Software/Services: 3.3%
    505,000   Systems & Computer Technology (b)                  13,509
    360,000   Analysts International                             12,060
    240,000   Compuware (b)                                      11,460
    254,000   BRC Holdings (b)                                    9,652
    650,000   Wonderware (b)                                      9,181
    350,000   Premiere Technologies (b)                           9,100
    375,000   BDM International (b)                               8,625
    165,000   Keane (b)                                           8,580
    294,000   American Management Systems (b)                     7,864
    353,000   CACI International (b)                              5,383
    160,000   Sterling Commerce (b)                               5,260
    400,000   Computer Language Research                          3,900

Principal Amount or
Number of Shares                                            Value (000)
-----------------------------------------------------------------------

    208,333   Source Informatics Cv. Pfd. (b)                     2,360
-----------------------------------------------------------------------
                                                                106,934

              Gaming Equipment: 1.1%
  1,800,000   International Game Technology                      31,950
    370,000   Acres Gaming (b)                                    3,238
-----------------------------------------------------------------------
                                                                 35,188

              Consumer Software: 0.7%
    460,000   Activision (b)                                      6,612
  1,100,000   Spectrum HoloByte (b)                               5,363
    150,000   Electronic Arts (b)                                 5,044
    200,000   Broderbund Software (b)                             4,938
-----------------------------------------------------------------------
                                                                 21,957


              Business Information: 0.6%
    830,000   American Business Information (b)                  18,052
    885,714   GIGA Cv. Pfd. (b) (c)                               3,100
-----------------------------------------------------------------------
                                                                 21,152

              Contract Manufacturing: 1.8%
    545,000   Solectron (b)                                      38,184
    325,000   ACT Manufacturing (b)                              13,569
    357,000   Altron (b)                                          5,355
-----------------------------------------------------------------------
                                                                 57,108

              Instrumentation: 1.8%
    865,000   Thermo Instrument Systems (b)                      26,383
    300,000   IFR Systems (b) (c)                                 5,625
    200,000   Itron (b)                                           5,175
 $5,000,000   Thermo Optek,
               5% Note Due 10/15/00                               4,951
    165,000   Thermo Optek (b)                                    1,836
    293,000   Thermoquest (b)                                     4,468
    265,000   Metrika Systems (b)                                 4,064
    200,000   Thermo Bio Analysis (b)                             3,038
 $1,500,000   Thermoquest,
               5% Note Due 8/15/00                                1,607
-----------------------------------------------------------------------
                                                                 57,147

              Distribution: 0.9%
  1,090,000   Pioneer-Standard Electronics                       14,715
    300,000   Kent Electronics (b)                               11,006
    450,000   Richey Electronics (b)                              3,769
-----------------------------------------------------------------------
                                                                 29,490

              Computer Systems: 0.9%
    600,000   Kronos (b) (c)                                     16,500
    279,000   Micros Systems (b)                                 11,718
-----------------------------------------------------------------------
                                                                 28,218

Acorn Fund
     Statement of Investments (unaudited)

Number of Shares                                        Value (000)
------------------------------------------------------------------
            Components/Peripherals: 0.5%
   425,000  American Power Conversion (b)               $  8,075
   250,000  Oak Industries (b)                             7,188
----------------------------------------------------------------
                                                          15,263

                                                        --------
Information: Total                                       647,585

----------------------------------------------------------------
Health Care: 8.4%

            Biotechnology/Drug Delivery: 1.0%
   260,000  RP Scherer (b)                                13,443
   450,000  Inhale Therapeutic Systems (b)                11,138
   800,000  Corvas International (b)                       5,200
   800,000  Corvas International Warrants (b)              1,600
----------------------------------------------------------------
                                                          31,381

            Medical Equipment: 1.8%
 1,162,000  Respironics (b) (c)                           24,547
 1,115,000  Kinetic Concepts                              20,070
   300,000  Affymetrix (b)                                 9,591
   275,000  Innovasive Devices (b)                         3,231
    29,000  Trex Medical (b)                                 363
----------------------------------------------------------------
                                                          57,802

            Hospital/Laboratory Supplies: 0.8%
   273,000  Hillenbrand Industries                        12,968
   322,000  Sybron International (b)                      12,840
----------------------------------------------------------------
                                                          25,808

            Services: 4.8%
 1,026,000  HealthCare Compare (b)                        53,737
 1,000,000  Lincare Holdings (b)                          43,000
   498,000  HBO & Company                                 34,300
   528,000  Magellan Health Services (b)                  15,576
   505,000  United Payors and Providers (b)                6,691
   300,000  Walsh International (b)                        2,513
----------------------------------------------------------------
                                                         155,817

                                                        --------
Health Care: Total                                       270,808

----------------------------------------------------------------
Consumer Goods/Services: 8.3%
            Retail: 2.1%
 1,960,000  Borders (b)                                   47,285
   313,000  Quality Food Centers (b)                      11,894
   731,000  Host Marriott Services (b)                     8,589
----------------------------------------------------------------
                                                          67,768

            Recreational Vehicles: 1.9%
 1,100,000  Harley-Davidson                               52,731

Principal Amount or
Number of Shares                                     Value (000)
----------------------------------------------------------------
   320,000  Thor Industries                                7,960
----------------------------------------------------------------
                                                          60,691

            Food: 0.1%
   634,000  Au Bon Pain (b) (c)                            4,279

            Entertainment/Leisure: 3.0%
 1,400,000  Carnival                                      57,750
   215,000  GC Companies (b)                               9,836
   276,000  Carmike Cinemas (b)                            9,039
   235,000  Royal Caribbean Cruises                        8,210
   472,000  Hollywood Park, Cv. Pfd.                       6,313
   180,000  Rio Hotel & Casino (b)                         2,711
   535,000  Monarch Casino & Resort (b) (c)                2,140
   112,000  Showboat                                       1,953
$6,250,000  Grand Palais Casino
             14% Note Due 2/25/98 (b)                        313
----------------------------------------------------------------
                                                          98,265

            Manufacturers: 1.2%
   600,000  Newell                                        23,775
   450,000  Wolverine World Wide                          13,669
----------------------------------------------------------------
                                                          37,444

                                                        --------
Consumer Goods/Services: Total                           268,447


----------------------------------------------------------------
Finance: 13.4%
            Banks: 3.1%
 1,151,909  Banc One (Acquired First USA)                 55,796
   380,000  Texas Regional Bancshares                     15,960
   285,000  Union Planters                                14,784
   260,000  TCF                                           12,838
----------------------------------------------------------------
                                                          99,378

            Savings & Loans: 3.4%
 1,267,000  Peoples Bank Bridgeport                       32,784
   528,000  Coast Savings (b)                             23,991
   297,000  Washington Mutual                             17,746
   671,000  Washington Federal                            17,236
   538,000  Commonwealth Bancorp                           8,810
   280,000  Imperial Thrift & Loan (b)                     4,550
   156,000  Indiana Federal                                4,407
----------------------------------------------------------------
                                                         109,524

            Insurance: 2.1%
   836,000  Baldwin & Lyons, Cl. B                        18,915
   247,000  Foremost                                      14,789
   351,000  United Fire & Casualty                        13,163

Number of Shares                                               Value (000)
--------------------------------------------------------------------------
   396,000  Leucadia National                                       12,251
   229,000  Acceptance Insurance (b)                                 5,210
   145,000  PXRE                                                     4,459
--------------------------------------------------------------------------
                                                                    68,787

            .Money Management: 2.7%
   880,000  United Asset Management                                 24,915
   865,000  Baker Fentress                                          17,084
   618,000  SEI                                                     14,909
 1,723,000  Phoenix Duff & Phelps                                   12,707
   231,000  BISYS (b)                                                9,644
   181,000  Pioneer Group                                            4,163
    64,000  T. Rowe Price                                            3,304
--------------------------------------------------------------------------
                                                                    86,726

            .Credit Cards: 1.1%
   575,000  National Data                                           24,905
   275,000  Concord EFS (b)                                          7,116
    93,000  ADVANTA, Cl. B                                           3,319
--------------------------------------------------------------------------
                                                                    35,340

            .Other: 1.0%
   935,000  Americredit (b)                                         19,635
 1,390,000  World Acceptance (b) (c)                                 8,861
   310,000  DVI Health Services (b)                                  4,495
--------------------------------------------------------------------------
                                                                    32,991
                                                                  --------
Finance: Total                                                     432,746

--------------------------------------------------------------------------
Industrial Goods/Services: 9.3%
            .Steel: 2.1%
 1,210,000  Worthington Industries                                  22,158
   520,000  Gibraltar Steel (b)                                     11,960
   350,000  Schnitzer Steel                                         10,413
   340,000  Steel Dynamics (b)                                       8,500
   405,000  Atchison Casting (b) (c)                                 6,733
   295,000  A M Castle                                               6,527
   120,000  Metal Management (b)                                     1,793
--------------------------------------------------------------------------
                                                                    68,084

            .Machinery: 2.7%
   900,000  Thermo Electron (b)                                     30,938
   800,000  Baldor Electric                                         23,650
   355,000  Applied Industrial Technologies                         12,780
   110,000  Applied Power                                            5,679
   270,000  Valmont Industries                                       5,130
    75,000  Nordson                                                  4,819
   189,000  Hein-Werner (b) (c)                                      1,512

Principal Amount or
Number of Shares                                               Value (000)
--------------------------------------------------------------------------
   500,000  Stevens International, Cl. A (b) (c)                       500
    34,000  Stevens International, Cl. B (b) (c)                        94
--------------------------------------------------------------------------
                                                                    85,102

            .Industrial Suppliers: 1.5%
   625,000  Unifi                                                   23,359
   774,000  Lilly Industries, Cl. A                                 15,577
    96,000  Mine Safety Appliances                                   5,808
   244,000  U.S. Can (b)                                             3,477
    65,000  Pameco (b)                                               1,154
--------------------------------------------------------------------------
                                                                    49,375

            .Services: 3.0%
 1,185,000  World Color Press (b)                                   28,144
   800,000  Expeditors International
             of Washington                                          22,700
   901,000  Wackenhut, Cl. B                                        17,964
    45,000  Wackenhut, Cl. A                                         1,080
   430,000  Hub Group (b)                                           12,954
   210,000  HA(Yen)LO Industries (b)                                 4,961
$2,900,000  Western Water, 9% Cv.
             Note Due 9/25/05                                        2,900
   174,000  Airnet Systems (b)                                       2,849
   310,000  National Patent Development (b)                          2,422
--------------------------------------------------------------------------
                                                                    95,974
                                                                  --------
Industrial Goods/Services: Total                                   298,535
--------------------------------------------------------------------------
Energy/Minerals: 10.3%
            .Independent Power: 3.6%
 1,115,000  AES Corporation (b)                                     78,886
     1,852  AES Corporation Warrants (b)                                84
   950,000  CalEnergy (b)                                           36,100
--------------------------------------------------------------------------
                                                                   115,070

            .Oil/Gas Producers: 2.5%
 1,500,000  Seagull Energy (b)                                      26,250
 1,300,000  Tesoro Petroleum (b)                                    19,256
   400,000  United Meridian (b)                                     12,000
   475,000  Forest Oil (b)                                           6,977
   320,000  KCS Energy                                               6,520
   350,000  Costilla Energy (b)                                      4,506
   960,000  Tipperary (b) (c)                                        3,840
--------------------------------------------------------------------------
                                                                    79,349
            .Distribution/Marketing/Refining: 1.3%
   819,000  NGC                                                     12,643
   530,000  Southern Union (b)                                      12,124

Acorn Fund
     .Statement of Investments (unaudited)

Number of Shares                                               Value (000)
--------------------------------------------------------------------------
   303,000  Atmos Energy                                             7,272
   150,000  KN Energy                                                6,319
   150,000  United Cities Natural Gas                                3,525
--------------------------------------------------------------------------
                                                                    41,883

            .Oil Services: 2.6%
   700,000  EVI (b)                                                 29,400
   288,000  Atwood Oceanics (b)                                     19,296
   505,000  J Ray McDermott (b)                                     13,635
   550,000  Pride International (b)                                 13,200
   400,000  Veritas DGC (b)                                          9,000
--------------------------------------------------------------------------
                                                                    84,531
            .Mining: 0.3%
   400,000  Zeigler Coal Holding                                     9,350
                                                                 ---------
Energy/Minerals: Total                                             330,183
--------------------------------------------------------------------------
Real Estate: 3.1%
   829,000  The Rouse Company (b)                                   24,456
   260,000  Equity Residential Properties Trust                     12,350
   400,000  Macerich                                                11,100
   619,000  Homestead Village (b)                                   11,065
   125,000  Homestead Village Warrants (b)                           1,063
   233,000  Forest City Enterprises, Cl. B                          11,009
   185,000  Forest City Enterprises, Cl. A                           8,834
   165,000  Weingarten Realty Investors                              6,971
   350,000  Cornerstone Properties                                   5,381
   150,000  First Washington Realty Trust                            3,788
   120,000  First Washington Realty Trust, Cv. Pfd.                  3,660
                                                                 ---------
Real Estate: Total                                                  99,677

--------------------------------------------------------------------------
Foreign Securities: 17.2%
            .Canada: 0.9%
   800,000  Ranger Oil                                               7,450
   200,000  Shaw Industries, Cl. A                                   5,081
   150,000  Cognos (b)                                               4,669
   125,000  BCE Mobile Communications (b)                            3,887
   500,000  Shaw Communications, Cl. B                               3,679
   115,000  Veritas Energy Services (b)                              2,667
   200,000  Cogeco Cable                                             1,631
--------------------------------------------------------------------------
                                                                    29,064

            .United Kingdom: 3.4%
 1,200,000  Serco Group                                             14,060
 3,270,000  Medeva                                                  13,959
   400,000  NTL (b)                                                  9,950
 1,700,000  Securicor Group, Cl. A                                   8,064
   650,000  Comcast UK Cable Partners (b)                            7,800
   700,000  Powerscreen International                                7,625
 1,270,000  Amvescap                                                 7,408
    81,000  Amvescap ADR                                             4,718
 1,100,000  N. Brown Group                                           6,984
   330,000  Airtours                                                 6,365
   350,000  Getty Communications, Cl. A  (b)                         5,163
   600,000  Edinburgh Fund Managers                                  4,708
   580,000  Oriflame                                                 4,682
 1,200,000  Body Shop International                                  3,026
   899,900  Capital                                                  2,816
   530,000  Ethical Holdings (b)                                     2,352
--------------------------------------------------------------------------
                                                                   109,680

            .Germany/Austria: 0.5%
   180,000  Flughafen Wien (Austria)                                 7,605
   552,000  United International
             Holdings (Austria) (b)                                  5,727
     8,000  Binding-Brauerei                                         2,204
--------------------------------------------------------------------------
                                                                    15,536

            .Nordic Countries: 2.0%
 1,500,000  WM Data Nordic (Sweden)                                 26,384
   650,000  Getinge Industrier (Sweden)                             11,517
   240,000  Autoliv (Sweden)                                         9,390
   180,000  Pricer, Cl. B (Sweden) (b)                               6,192
   260,000  Esselte, Series A (Sweden)                               5,952
   702,700  SensoNor (Norway) (b)                                    3,791
    50,000  Hennes & Mauritz, Cl. B (Sweden)                         1,759
--------------------------------------------------------------------------
                                                                    64,985

            .Netherlands: 0.6%
   135,000  Hunter Douglas                                          11,507
   207,000  Getronics                                                6,698
    25,000  Stad Rotterdam                                           1,145
--------------------------------------------------------------------------
                                                                    19,350

            .Switzerland: 0.8%
     6,050  Societe Generale de Surveillance                        12,947
    14,000  Liechtenstein Global Trust                               8,595
     2,500  Cie Fin Richemont (b)                                    3,618
--------------------------------------------------------------------------
                                                                    25,160
            .France: 1.0%
   128,000  Axime Ex Segin (b)                                      15,152
    70,000  Cetelem                                                  8,811


Number of Shares                                             Value (000)
------------------------------------------------------------------------

      20,000  Canal Plus                                         $ 3,897
      24,000  Guilbert                                             3,401
------------------------------------------------------------------------
                                                                  31,261

              .Spain/Portugal: 0.3%
     185,000  Vallehermoso                                         5,000
     375,000  Filmes Lusomundo (Portugal) (b)                      3,392
------------------------------------------------------------------------
                                                                   8,392

              .Italy/Greece: 1.3%
   4,000,000  Banca Fideuram                                      13,059
     300,000  Cellular Communications
               International (b)                                  10,050
     234,000  Hellenic Bottling (Greece)                           8,658
   1,000,000  Saipem                                               5,113
     170,000  Industrie Natuzzi                                    4,356
------------------------------------------------------------------------
                                                                  41,236

              .Israel: 0.1%
     200,000  Pec Israel Economic (b)                              4,800

              .Eastern Europe: 0.0%
      20,000  Gedeon Richter (Hungary)                             1,843

              .India: 0.3%
     300,000  IS Himalaya Fund (b)                                 4,530
      39,383  Housing Development Finance                          4,491
------------------------------------------------------------------------
                                                                   9,021

              .Hong Kong: 0.4%
   4,500,000  Varitronix International                             7,638
   7,318,000  JCG Holdings                                         5,904
------------------------------------------------------------------------
                                                                  13,542

              .China: 0.0%
     200,000  The Investment Company of China (b)                    970

              .Singapore/Malaysia: 0.5%
   5,100,000  Genting International                               15,045
     800,000  Resorts World (Malaysia)                             2,409
------------------------------------------------------------------------
                                                                  17,454

              .Thailand: 0.0%
   3,300,000  Sinpinyo Fund V (b)                                  1,019

              .Korea/Taiwan: 0.9%
     115,000  Formosa Fund (Taiwan) (b)                           14,778
     460,000  President Enterprises (Taiwan) (b)                   9,545
     170,707  Kookmin Bank                                         3,186
     300,000  Korea-Europe Fund                                    1,635
------------------------------------------------------------------------
                                                                  29,144

              .Indonesia: 0.2%
     195,501  Unilever Indonesia                                 $ 3,457
   1,700,000  Tigaraksa Satria                                     2,089
------------------------------------------------------------------------
                                                                   5,546

              .Japan: 1.7%
         266  NTT Data                                            10,298
     110,000  Nintendo                                             9,228
     174,000  Noritsu Koki                                         8,591
     110,000  Paramount Bed                                        5,527
      75,000  Secom                                                5,512
      33,000  Nichiei                                              3,836
     720,000  Tokyu Land (b)                                       2,989
       9,000  Shohkoh Fund                                         2,729
      90,000  Sankyo                                               2,706
     130,000  Heiwa                                                2,556
     350,000  Orient                                               1,428
------------------------------------------------------------------------
                                                                  55,400

              .Australia/New Zealand: 0.5%
   1,700,000  Sky City (New Zealand)                               8,630
     800,000  Village Roadshow                                     2,889
     550,000  Village Roadshow Pfd.                                1,380
     600,000  PetSec Energy (b)                                    2,720
------------------------------------------------------------------------
                                                                  15,619

              .Mexico: 0.7%
   3,000,000  Kimberly Clark de Mexico                            12,068
   2,000,000  Nadro, Series L                                      6,801
     225,000  Grupo Radio Centro                                   2,644
     170,000  Cofar, Series B                                        252
------------------------------------------------------------------------
                                                                  21,765

              .Brazil: 0.4%
 115,000,000  Cemig                                                5,928
  10,000,000  Itau Banco PN                                        5,601
------------------------------------------------------------------------
                                                                  11,529

              .Other Latin America: 0.7%
   3,000,000  Siderca (Argentina)                                  7,771
     160,000  IRSA (Argentina)                                     7,000
     162,000  Banco Latinoamericano
               de Export (Panama)                                  6,986
------------------------------------------------------------------------
                                                                  21,757
                                                                --------
Foreign: Total                                                   554,073

     153,200  Miscellaneous Securities: 0.0%                          22

Acorn Fund
     .Statement of Investments (unaudited)

Principal Amount                              Value (000)
---------------------------------------------------------
Total Common Stocks and Other
                                               ----------
  Equity-Like Securities: 90.1%                $2,902,076
              (Cost: $1,604,148)
Short-Term Obligations: 9.9%
              Yield 4.56% - 5.68%
              Due 7/1/97 - 8/14/97
     $50,902  Baxter International                 50,685
     $38,053  General Motors Acceptance            38,020
     $33,303  Aetna Services                       33,270
     $29,243  Heller Financial                     29,108
     $25,130  Ford Motor Credit                    25,065
     $24,476  Aon                                  24,393
     $19,274  American General                     19,203
     $16,000  Temple Inland                        15,957
     $14,178  Coca Cola                            14,147
     $13,705  GE Capital                           13,673
     $12,678  Sears Roebuck Acceptance             12,625
     $11,892  Commercial Credit                    11,861
     $10,000  US Treasury Bill                      9,980
     $ 9,862  Prudential Funding                    9,853
     $ 6,862  Xerox                                 6,854
     $ 3,000  Nynex                                 2,996
---------------------------------------------------------
              (Amortized Cost: $317,690)          317,690
                                               ----------
Total Investments: 100%                         3,219,766
              (Cost: $1,921,838)
                                               ----------
Cash and Other Assets Less Liabilities: (0.0%)        983
                                               ----------
Total Net Assets: 100%                         $3,220,749

--------------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At June 30, 1997, for federal income tax purposes cost of investments was $1,929,895,000 and net unrealized appreciation was $1,289,871,000, consisting of gross unrealized appreciation of $1,352,874,000 and gross unrealized depreciation of $63,003,000.
(b) Non-income producing security.
(c) On June 30, 1997, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Data Transmission Network.......................7.43%
COMARCO.........................................7.40%
Kronos..........................................7.38%
Tipperary.......................................7.36%
World Acceptance................................7.35%
Atchison Casting................................7.32%
Hein-Werner.....................................6.86%
Au Bon Pain.....................................6.30%
Respironics.....................................5.90%
Monarch Casino & Resort.........................5.65%
Stevens International...........................5.65%
IFR Systems.....................................5.59%
Giga............................................5.30%

The aggregate cost and value of investments in these companies at June 30, 1997, was $86,433,000 and $110,569,000, respectively. The market value of these securities represents 3.43% of the total net assets at June 30, 1997. During the six months ended June 30, 1997, cost of purchases in affiliated companies was $5,745,000. There were no sales or dividends received from these companies during the six months ended June 30, 1997.


See accompanying notes to financial statements

Acorn Fund
     .Foreign Portfolio Diversification


At June 30, 1997, Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                          Value (000)        Percent
--------------------------------------------------------------------
 .Information
Computer Systems                           $ 51,018             1.6%
Broadcasting/CATV                            35,328             1.1
Software/Services                            34,212             1.1
Mobile Communications                        22,001             0.7
Distribution                                  4,269             0.1
--------------------------------------------------------------------
                                            146,828             4.6

 .Health Care
Biotechnology/Drug Delivery                  28,599             0.9
Equipment                                    11,517             0.3
Hospital/Laboratory Supplies                  5,527             0.2
--------------------------------------------------------------------
                                             45,643             1.4

 .Consumer Goods/Services
Manufacturers                                61,842             1.9
Entertainment/Leisure                        37,821             1.2
Retail                                       21,941             0.7
Food                                         20,407             0.6
--------------------------------------------------------------------
                                            142,011             4.4

 .Finance
Money Management                           $ 52,825             1.6%
Banks                                        33,001             1.0
Other                                        33,771             1.1
--------------------------------------------------------------------
                                            119,597             3.7

 .Industrial Goods/Services
Services                                     34,335             1.1
Machinery Processing                         11,416             0.3
--------------------------------------------------------------------
                                             45,751             1.4

 .Energy/Minerals
Oil Services                                 12,884             0.4
Oil/Gas Producers                            12,837             0.4
Independent Power                             5,928             0.2
--------------------------------------------------------------------
                                             31,649             1.0

 .Real Estate                                 14,989             0.5
 .Transportation                               7,605             0.2
                                           -------------------------
Total Foreign Portfolio                    $554,073            17.2%
====================================================================

Acorn International
     .Major Portfolio Changes in the Second Quarter

                                                   Number of Shares
                                               -----------------------
                                               3/31/97         6/30/97
Additions
----------------------------------------------------------------------
      Europe
 .Germany
Berzelius Umwelt                                     0         160,000
IVG Holdings                                   200,000         290,000

 .Finland
Talentum                                        80,000         550,000

 .Sweden
Bure Investment                                315,000         665,000
Micronic Laser Systems                               0         225,000

 .France
Assystem                                             0          30,000
Fininfo                                         40,000          60,000
Groupe AB                                      110,000         350,000
Groupe Partouche                                30,000          50,000
Spir Communications                             70,000          85,000

 .United Kingdom
City Centre Restaurants                      3,700,000       4,500,000
Dorling Kindersley                             900,000       1,300,000
Edinburgh Fund Managers                        710,000         950,000
Eurotherm                                            0         400,000
Expro International Group                      500,000         700,000
Hozelock Group                                 238,000         600,000
Premier Oil                                  6,000,000      12,000,000
Seton Healthcare Group                         720,000       1,444,000
Spirax Sarco                                         0         100,000
Vosper Thornycroft Holdings                    410,000         730,000

 .Switzerland
Hero                                                 0          11,000
Cie Fin Richemont                                    0           6,000
Publicitas Holding                                   0          30,000
Selecta Group                                        0          40,000

 .Italy
Banca Pop Commercia                            100,000         400,000
Banca Pop Di Bergamo                           550,000         700,000
Fila Holdings                                   60,000         100,000
Pininfarina                                          0          30,000

                                                  Principal Amount
                                                 or Number of Shares
                                               -----------------------
                                               3/31/97         6/30/97
 .Netherlands
DOC Data                                             0         250,000
Stad Rotterdam                                       0          75,000
Wegener                                         50,000         310,000
 (includes effect of 5 for 1 stock split)

 .Poland
Best Company Series D                           85,000         200,000

----------------------------------------------------------------------
      Asia
 .Hong Kong
China HK Photo Products                      7,000,000      19,696,000
Innovative International
  Holdings                                   5,500,000      12,000,000
Li and Fung                                 10,000,000      13,000,000
Regent Pacific                                       0       8,910,000
TVB                                          1,300,000       2,300,000
Vanda Systems                                7,200,000       9,600,000
Varitronix International                     6,000,000       7,500,000

 .Japan
Aderans                                        150,000         330,000
Amway Japan                                    110,000         300,000
Chuo Trust & Banking                           650,000         900,000
Fuji Software ABC                              130,000         190,000
NuSkin Asia Pacific                            120,000         160,000
Orient Corporation                                   0       1,600,000
Shohkoh Fund                                    30,000          35,000
Softbank Corporation                            78,000          95,000

 .Korea
Dongbu Fire & Marine Insurance                 178,970         233,330

 .Malaysia
AMFB                                                 0       3,230,000

 .Indonesia
Tunas Ridean                                         0       2,700,000

 .Philippines
Int'l Container Terminal Services,
 Cv. 1.75% 3/13/04                                   0      $3,000,000


                                                 Number of Shares
                                             -------------------------
                                               3/31/97        6/30/97
 .Singapore
Genting International                        5,500,000      6,124,600
Omni Industries                                      0        910,000
Venture Manufacturing                        3,050,000      3,500,000

 .Thailand
BEC World Public                                     0        450,000
---------------------------------------------------------------------
     Latin America
 .Mexico
Kimberly Clark de Mexico                     3,000,000      3,600,000
Tubos de Acero de Mexico                       250,000        400,000

 .Brazil
Bompreco                                             0        100,000
White Martins                                3,500,000      2,250,000
 (includes effect of 1 to 2
 reverse stock split)

 .Argentina
Perez Companc                                  600,000      1,000,000
 (includes effect of 11.5% stock dividend)

 .Peru
Enrique Ferreyros                            2,527,334      4,200,000

 .Panama
Banco Latinoamericano
 de Exportaciones                              150,000        184,000


     Other Countries
 .Australia
Anaconda Nickel                              2,000,000      2,500,000
Siddons Ramset                                 600,000      1,000,000

 .Canada
Pangea Goldfields                                    0        650,000
Shaw Industries                                450,000        520,000

 .Israel
ZAG Industries                                 200,000        300,000

 .South Africa
Energy Africa                                  405,000        780,000

Acorn International
     .Major Portfolio Changes in the Second Quarter

                                                  Number of Shares
                                               -----------------------
                                               3/31/97         6/30/97
Sales
----------------------------------------------------------------------
     Europe
 .Germany
Escada                                          26,000               0
Fresenius                                       90,000          60,000
Marschollek Lautenschlager                      40,000               0

 .Denmark
Carli Gry                                       20,000               0

 .Finland
Benefon                                        370,000         200,000

 .Norway
Aker Maritime                                  200,000               0
Elkjoep Norge                                   80,000               0

 .Sweden
Frontec, Series B                              150,000               0
Hennes & Mauritz, Cl. B                        150,000         440,000
 (includes effect of 5 for 1 stock split)
Pricer, Cl. B                                  450,000         350,000
WM Data Nordic                                 650,000       3,000,000
 (includes effect of 400% stock bonus)

 .France
Guilbert                                        40,000          30,000

 .United Kingdom
Capita Group                                 1,400,000       3,000,000
 (includes effect of 200% stock bonus)

 .Switzerland
Disetronic Holding                               2,600               0

 .Italy/Greece
Costa Crociere                               3,100,000               0
Hellenic Bottling                              275,000         247,000
Intracom                                       150,000               0

 .Spain
Campofrio Alimentacion                         110,000               0

 .Netherlands
Getronics                                      850,000         700,000
----------------------------------------------------------------------
     Asia
 .Hong Kong
Manhattan Card                              12,000,000               0
Vitasoy International                        8,900,000               0

 .Japan
Aucnet                                          65,000               0
Cats                                            86,000               0
Itariyard                                       90,000               0
Koei                                            50,000               0
Mr Max                                          26,000               0
Nichiei                                        130,000         112,600
Promise                                         70,000               0
Sanyo Shinpan                                   33,000               0

 .Korea
Daehan City Gas                                 70,000               0
SK Telecom                                      15,000               0

 .Malaysia
Arab Malaysian Finance                       3,300,000               0
Malaysian Assurance Alliance                 2,350,000       1,210,000
 (includes effect of 10% stock bonus)

O.Y.L. Industries                              450,000               0

 .Singapore
Datacraft Asia                                 750,000               0
----------------------------------------------------------------------
     Latin America
 .Mexico
Grupo Herdez, Series B                       4,900,000               0
Grupo Radio Centro                             579,000         263,000

 .Brazil
Cemig Pfd.                                 185,000,000     165,000,000

 .Argentina
Cerveceria Biekert                             220,470               0
----------------------------------------------------------------------
     Other Countries
 .Australia
Austereo                                     4,000,000               0
Burswood Property Trust                        670,000               0


Acorn International
     .Statement of Investments (unaudited) June 30, 1997

Number of Shares                                          Value (000)
---------------------------------------------------------------------

                                              Common Stocks and Other
                                        Equity-Like Securities: 93.6%
---------------------------------------------------------------------
Europe: 49.3%
                .Germany/Austria: 4.8%
     165,000     Rhoen Klinikum Pfd.                          $21,115
     100,000     Rhoen Klinikum                                13,199
                 Hospital Management
      60,000     Fresenius                                     12,395
                 Dialysis Equipment & Solutions
     290,000     IVG Holdings                                   9,985
                 Real Estate
     190,000     Flughafen Wien                                 8,027
                 Vienna Airport Authority (Austria)
      15,000     Pfleiderer                                     7,704
                 Construction Materials
      21,000     Cewe Color Holding                             5,483
                 Photographic Developing & Printing
     473,000     United International Holdings (b)              4,907
                 Cable Television for Austria &
                 Other Countries (Austria)
      15,000     Binding-Brauerei                               4,132
                 Brewer
     160,000     Berzelius Umwelt                               2,442
                 Industrial Waste Recycling
      70,000     Boewe Systec                                   2,294
                 Envelope Stuffing Machines
      29,000     KTM-Motorradholding (b)                        1,987
                 Off-Road Motorcycles (Austria)
---------------------------------------------------------------------
                                                               93,670

                .Denmark: 0.5%
     125,000     Falck                                          6,598
                 Ambulance, Firefighting & Security Services
      31,000     Kompan International (c)                       3,740
                 Playground Equipment
---------------------------------------------------------------------
                                                               10,338

                .Finland: 3.8%
     500,000     TT Tieto, Cl. B (c)                           43,318
                 Computer Services/Consulting
     100,000     Vaisala, Cl. A                                 7,605
                 Meteorological Instruments
      80,000     Fiskars, Series A                              6,777
                 Scissors & Gardening Tools
     105,000     Sentra, Cl. A (c)                              6,630
                 Grocery Wholesaling & Retailing
     550,000     Talentum (c)                                   6,247
                 Trade Journals
     200,000     Benefon                                        3,465
                 Mobile Telephones
---------------------------------------------------------------------
                                                               74,042
                .Norway: 0.3%
     969,400     SensoNor (b)                                   5,230
                 Electronic Sensors for Airbags
     500,000     Atex Media Solutions                             956
                 Print Media Software
---------------------------------------------------------------------
                                                                6,186
                .Sweden: 7.2%
   3,000,000     WM Data Nordic                                52,768
                 Computer Services/Consulting
   1,000,000     Getinge Industrier                            17,719
                 Sterilization & Disinfection Equipment
     440,000     Hennes & Mauritz, Cl. B                       15,479
                 Apparel Stores
     320,000     Autoliv                                       12,520
                 Seatbelts & Airbags
     350,000     Pricer, Cl. B (b)                             12,041
                 Electronic Shelf Labels for Supermarkets
     665,000     Bure Investment                                8,386
                 Health Care Services & Investments
     315,000     Esselte, Series A                              7,211
                 Office Supplies & Related Equipment
     400,000     Atle                                           5,380
                 Investment Company
     175,000     Hexagon                                        4,753
                 Industrial Conglomerate
      50,700     Scala International (b)                        2,885
                 Accounting Software
     225,000     Micronic Laser Systems (b)                     1,106
                 Laser Equipment
      96,000     Oresa Ventures (b)                               894
                 Eastern European Venture Capital
---------------------------------------------------------------------
                                                              141,142
                 France: 4.4%
     200,000     Axime Ex Segin (b)                            23,676
                 Computer Services
      94,000     Cetelem                                       11,832
                 Credit Cards
      62,000     NRJ                                            8,448
                 Radio Network
      60,000     Fininfo                                        7,052
                 Data Feeds for French Banks & Brokers
      85,000     Spir Communications                            6,537
                 Regional Newspapers
      50,000     Technip                                        5,808
                 Engineering & Construction
      55,000     Virbac                                         5,480
                 Drugs for Animals
      27,000     Canal Plus                                     5,261
                 Pay TV
      30,000     Guilbert                                       4,251
                 Office Supplies Distribution

See Accompanying notes to financial statements

Acorn International
      .Statement of Investments (unaudited)

Number of Shares                                             Value (000)
------------------------------------------------------------------------
     50,000     Groupe Partouche                                 $ 3,407
                Casinos
    350,000     Groupe AB (b)                                      2,975
                Television Programming
     30,000     Assystem                                           1,717
                Consultants on Nuclear Power Plants
------------------------------------------------------------------------
                                                                  86,444

               .United Kingdom: 12.0%
  1,800,000     Serco Group                                       21,090
                Facilities Management
  1,600,000     Powerscreen International                         17,429
                Mobile Crushing & Screening Equipment
  1,950,000     Oriflame International                            15,740
                Natural Cosmetics Sold Door-to-Door
  3,170,000     Medeva                                            13,533
                Drugs for Hyperactive Children
  3,000,000     Capita Group                                      11,758
                Outsourcing Government Services
    467,000     NTL (b)                                           11,617
                Cable TV & Telephone System
  1,444,000     Seton Healthcare Group                            10,370
                Pharmaceuticals
  1,500,000     N. Brown Group                                     9,524
                Mail Order Clothing in Large Sizes
  4,500,000     City Centre Restaurants                            9,474
                Fast Food Restaurants
    730,000     Vosper Thornycroft Holdings                        9,264
                Naval Shipbuilding
 12,000,000     Premier Oil                                        9,237
                Oil & Gas Producer
  4,000,000     St. James Place                                    8,721
                Life Insurance
  1,700,000     Securicor Group, Cl. A                             8,064
                Mobile Communications
    950,000     Edinburgh Fund Managers                            7,455
                Investment Management
  1,700,000     Rotork                                             7,370
                Valve Actuators for Oil & Water Pipelines
 13,000,000     Electronics Boutique (b)                           7,248
                Videogame/Computer Software Stores
  2,200,000     Capital                                            6,884
                Classy Casinos
    500,000     Comcast UK Cable Partners (b)                      6,000
                Cable TV & Telephone System
  2,200,000     HALMA                                              5,987
                Fire Detection Devices & Burglar Alarms
  1,300,000     Dorling Kindersley                                 5,550
                Reference Books & CD-ROMs
    700,000     Expro International Group                          5,330
                Oil Field Services
  1,800,000     Body Shop International                            4,539
                Natural Cosmetics & Toiletries
  1,200,000     Ivory & Sime                                       4,334
                Investment Management
    600,000     Hozelock Group                                     4,234
                Garden Hoses
  2,100,000     Aberdeen Trust                                     3,198
                Money Management
    670,000     Ethical Holdings (b) (c)                           2,973
                Drug Delivery
  4,000,000     Peek                                               2,530
                Traffic Control Systems
    400,000     Eurotherm                                          2,413
                Instruments & Measuring Devices
    900,000     Tunstall                                           1,962
                "I've fallen and I can't get up" Monitors
    250,000     Planning Sciences (b)                              1,438
                Database & Business Intelligence Software
    100,000     Spirax Sarco                                       1,144
                Steam Traps
    125,000     Shanks & McEwan                                      307
                Landfills & Waste Incinerators
------------------------------------------------------------------------
                                                                 236,717

               .Switzerland: 4.1%
      6,550     Societe Generale de Surveillance                  14,017
                Inspection/Testing of Trade Goods
     25,000     Phoenix Mecano                                    13,032
                Electrical Components Manufacturer
      6,000     Cie Fin Richemont                                  8,684
                Luxury Goods & Tobacco
     13,000     Liechtenstein Global Trust                         7,981
                Banking & Investment Management
     18,000     Societe Generale d'Affichage                       6,926
                Billboard Advertising
      8,000     Suedelektra Holding                                6,859
                Natural Resources
     11,000     Hero                                               6,149
                Packaged Foods
     40,000     Selecta Group (b)                                  6,091
                Vending Machines
     30,000     Publicitas Holding                                 5,721
                Print Media
     10,000     Prodega (c)                                        4,527
                Cash-and-Carry Retailer
------------------------------------------------------------------------
                                                                  79,987

               .Italy/Greece: 5.7%
  7,100,000     Banca Fideuram                                    23,180
                Life Insurance & Mutual Funds
  2,500,000     Saipem SPA                                        12,783
                Pipeline Construction & Drilling Contractor

Number of Shares                                            Value (000)
-----------------------------------------------------------------------
     700,000      Banca Popolare Di Bergamo                    $ 10,347
                  Regional Bank
     600,000      Gewiss                                         10,314
                  Electrical Plugs & Switches
     247,000      Hellenic Bottling                               9,139
                  Coca-Cola Bottler (Greece)
     650,000      Mediolanum                                      7,323
                  Life Insurance & Mutual Funds
   2,000,000      Editoriale L'Espresso                           6,653
                  Newspapers & Magazines
     200,000      Industrie Natuzzi                               5,125
                  Leather Couches
     400,000      Banco Pop Commercia e Industria                 4,831
                  Regional Bank
     400,000      Attica Enterprises                              3,855
      80,000      Attica Enterprises New                            771
                  Ferry Line (Greece)
   1,100,000      Banca Di Legnano                                3,540
                  Regional Bank
     100,000      Fila Holdings                                   3,344
                  Athletic Shoes
   1,000,000      Unipol                                          2,803
                  Life & Auto Insurance
      80,000      Cellular Communications International (b)       2,680
                  Mobile Communications
   1,500,000      Autogrill Finanziaria (b)                       2,508
                  Tollway Restaurants
     125,000      Saes Getters                                    1,984
                  Getters used in TV's/PC's
     175,000      Danieli                                         1,155
                  Steel-making Machinery
      30,000      Pininfarina                                       498
                  Car Design
         228      Ergo Bank                                          14
                  Bank (Greece)
-----------------------------------------------------------------------
                                                                112,847
                  .Spain/Portugal: 1.5%
     160,000      Cortefiel                                       6,995
                  Apparel Retailer
     100,000      Mapfre Vida                                     6,494
                  Life Insurance & Mutual Funds
     200,000      Vallehermoso                                    5,406
                  Residential Property Developer & Landlord
     200,000      Lusotur (b)                                     3,211
                  Real Estate/Resort Developer (Portugal)
     250,000      Estoril Sol (c)                                 3,129
                  Casino Resort (Portugal)
      16,000      Zardoya Otis                                    2,109
                  Elevator Maintenance
     150,000      Filmes Lusomundo                                1,357
                  Newspapers, Radio, Video,
                  Film Distribution (Portugal)
      24,800      Investec (b)                                      846
                  Sports Newspaper (Portugal)
     350,000      Televisao Independente                            657
                  Television Station (Portugal)
-----------------------------------------------------------------------
                                                                 30,204
                  .Netherlands: 4.3%
     630,000      Kempen (c)                                     23,055
                  Stock Brokerage/Investment Management
     700,000      Getronics                                      22,651
                  Computer Services
     135,000      Hunter Douglas                                 11,507
                  Blinds
     300,000      Fugro McClelland                                7,732
     300,000      Fugro McClelland Dividend Coupon                  245
                  Engineering, Consulting & Surveying
     310,000      Wegener                                         7,199
                  Newspaper Publisher
     300,000      Telegraaf Holdings                              6,492
                  Newspaper Publisher
      75,000      Stad Rotterdam                                  3,434
                  Auto Insurance
     250,000      DOC Data (b)                                    3,254
                  Audio CD & CD Rom Replication
-----------------------------------------------------------------------
                                                                 85,569
                  .Hungary: 0.3%
     145,000      Cofinec (b)                                     4,006
                  Consumer Goods Packaging
      20,000      Gedeon Richter                                  1,843
                  Generic Drugs
-----------------------------------------------------------------------
                                                                  5,849
                  .Poland: 0.4%
   2,550,000      Bank Inicjatyw                                  3,065
                  Warsaw Bank
     210,000      Amica Wronki                                    1,757
                  Appliance Manufacturer
     200,000      Bank Komunalny                                    955
                  Gdansk-Area Bank
     200,000      Best Company Series D                           2,434
                  Electronics Retailer
-----------------------------------------------------------------------
                                                                  8,211
                                                                -------
Europe: Total                                                   971,206

Acorn International
     .Statement of Investments (unaudited)

Number of Shares                                                           Value (000)
--------------------------------------------------------------------------------------
Asia: 26.8%
                  .Hong Kong: 3.6%
   13,000,000     Li and Fung                                                  $14,599
                  Sourcing of Consumer Goods
    7,500,000     Varitronix International                                      12,731
                  LCD Manufacturer
    2,300,000     TVB                                                           10,332
                  Television Broadcasting
   11,000,000     JCG Holdings                                                   8,874
                  Consumer Finance
   12,000,000     Innovative International Holdings                              6,273
                  Auto Accessories
   19,696,000     China HK Photo Products                                        5,720
                  Fuji Film Distributor
   20,000,000     Golden Harvest Entertainment                                   4,957
                  Movie Distribution & Exhibition
    9,600,000     Vanda Systems                                                  4,461
                  Systems Integrator
    8,910,000     Regent Pacific (b)                                             2,502
                  Money Management
    2,000,000     Pacific Ports                                                    400
                  Container Terminal Operation & Port Management
--------------------------------------------------------------------------------------
                                                                                70,849
                  .India/Pakistan: 1.1%
       82,702     Housing Development Finance                                    9,432
                  Mortgage Lender
      300,000     IS Himalaya Fund (b)                                           4,530
                  Closed-End Fund
    1,047,200     Zee Telefilms (c)                                              3,627
                  Hindi Television Programming & Broadcasting
      349,450     Max India                                                      1,846
       50,000     Max India New Shares                                             264
                  Penicillin & Mobile Phones
      810,000     Tube Investment GDR                                            1,150
                  Bicycle Manufacturer
       59,035     Pakistan State Oil                                               475
                  Oil Distribution (Pakistan)
      342,100     Kotak Mahindra Finance                                           392
                  Consumer Finance
    2,000,000     Centurion Quantum Growth                                         307
                  Closed-End Fund
--------------------------------------------------------------------------------------
                                                                                22,023
                  .Japan: 12.7%
          350     NTT Data                                                      13,550
                  Computer Services/Consulting
      270,000     Noritsu Koki                                                  13,331
                  Photo Processing Lab Manufacturer
      112,600     Nichiei                                                       13,087
                  Lender to Small & Medium Size Businesses
      163,000     Secom                                                         11,980
                  Security Alarm Systems
       35,000     Shohkoh Fund                                                  10,613
                  Short-Term Loans for Small Business
      299,000     Hokuto                                                        10,582
                  Mushroom Grower
      140,000     Orix Corporation                                              10,387
                  Leasing Company
      300,000     Amway Japan                                                   10,172
                  Network Sales
      325,000     Meitec                                                         9,685
                  Engineering Outsourcing
      330,000     Aderans                                                        9,401
                  Hairpieces & Wigs
      110,000     Nintendo                                                       9,228
                  Video Games
      235,000     Konami                                                         8,790
                  Entertainment Software/Hardware
      190,000     Fuji Software ABC                                              8,302
                  Computer Services/Consulting
    1,600,000     Orient Corporation                                             6,530
                  Credit Cards
       80,000     Ryohin Keikaku                                                 6,320
                  Designer & Retailer of Muji Brand
                  Specialty Consumer Goods
      275,000     Mirai Industry                                                 6,296
                  Manufacturer of Plastic Housing Components
       95,000     Softbank Corporation                                           6,085
                  Publisher/Software Distributor
      115,000     HIS                                                            6,080
                  Travel Agent
      900,000     Chuo Trust & Banking                                           5,977
                  Banking
      240,000     Shinki                                                         5,957
                  Corporate & Consumer Lending
      120,000     Nidec                                                          5,873
                  Manufacturer of Motors for Hard Disk Drives
      195,000     Sankyo                                                         5,862
                  Pachinko Machine Manufacturer
      165,000     Lasertec                                                       5,624
                  Manufacturer of LCD & Photomask
                  Defect Detectors
      110,000     Paramount Bed                                                  5,527
                  Hospital Bed Manufacturer
    1,330,000     Tokyu Land                                                     5,521
                  Real Estate
      255,000     Heiwa                                                          5,014
                  Pachinko Machine Manufacturer
      130,000     People                                                         4,431
                  Sports Clubs
      160,000     NuSkin Asia Pacific (b)                                        4,240
                  Network Sales

See accompanying notes to financial statements

Number of Shares                                              Value (000)
-------------------------------------------------------------------------

     160,000        Arrk Corporation                             $  3,426
                    Industrial Modeling

     135,000        Xebio                                           3,327
                    Sporting Goods Retailer

     249,700        Belluna                                         3,273
                    Catalog Sales

     142,000        Mars Engineering                                3,251
                    Gaming Systems & Machinery

     240,000        Central Uni                                     3,146
                    Health Care/Medical Equipment

     126,020        Nihon Jumbo                                     3,062
                    Photo Processing Lab

     415,000        Nanto Bank                                      2,582
                    Banking

      55,000        Tiemco                                          2,451
                    Fishing Equipment

     165,000        Shochiku                                        1,557
                    Film, Television & Kabuki Producer
-------------------------------------------------------------------------
                                                                  250,520

                    >Korea/Taiwan: 2.8%

      80,000        Formosa Fund (b)                               10,280
                    Closed-End Fund (Taiwan)

     480,000        President Enterprises (b)                       9,960
                    Food Manufacturer & Distributor (Taiwan)

      70,000        Taipei Fund                                     8,785
                    Closed-End Fund (Taiwan)

     233,330        Dongbu Fire & Marine Insurance (b)              6,779
                    Non-Life Insurance

     319,387        Kookmin Bank                                    5,961
                    Retail Bank

      26,265        S1 Corporation                                  5,265
                    Systems Security

     230,000        Formosa Growth Fund (b)                         5,247
                    Closed-End Fund (Taiwan)

     150,000        Baring Taiwan Fund (b)                          2,231
                    Closed-End Fund (Taiwan)
-------------------------------------------------------------------------
                                                                   54,508

                    >Malaysia: 0.9%

   2,000,000        Malaysian Oxygen                               10,143
                    Industrial Gases

   1,210,000        Malaysian Assurance Alliance                    7,047
                    Insurance

   3,230,000        AMFB                                            1,049
                    Consumer Finance
-------------------------------------------------------------------------
                                                                   18,239

                    >Indonesia: 1.5%

   3,000,000        Bank Niaga                                      8,513
                    Banking

   1,600,000        Modern Photo Film                               5,659
                    Fuji Film Distributor


Principal Amount or
Number of Shares                                               Value(000)
-------------------------------------------------------------------------

     230,000        Unilever                                     $  4,067
                    Consumer Goods

   2,900,900        Tigaraksa Satria (c)                            3,564
                    Distributor of Consumer Goods

   2,700,000        Tunas Ridean                                    3,553
                    Auto Retailing

   3,000,000        Mustika Ratu                                    3,208
                    Traditional Cosmetics

     220,000        Medco Energi                                      405
                    Oil & Gas Drilling & Production
-------------------------------------------------------------------------
                                                                   28,969

                    >Philippines: 1.4%

  27,000,000        Int'l Container Terminal Services (b)          13,819

  $3,000,000        Int'l Container Terminal Services
                    Cv. 1.75% 3/13/04                               3,000
                    Container Handling Terminals & Port Management

   3,500,000        Philippine Savings Bank                         5,308
                    Banking

  14,100,000        Mondragon International (b)                     4,972
                    Casinos/Resort
-------------------------------------------------------------------------
                                                                   27,099

                    >Singapore: 1.8%

   6,124,600        Genting International                          18,068
                    Cruise Line

   3,500,000        Venture Manufacturing                          11,407

   2,500,000        Venture Manufacturing Wts. 7/26/99 (b)          5,945
                    Contract Electronics Manufacturer

     910,000        Omni Industries (b)                               468
                    Contract Electronics Manufacturer
-------------------------------------------------------------------------
                                                                   35,888
                    >Thailand: 1.0%

   4,470,100        Shinawatra Satellite                            5,392
                    Satellite Leasing

     320,000        Bangkok Insurance                               5,065
                    Finance/Insurance

     200,000        Serm Suk                                        4,324
                    Pepsi Bottler

     450,000        BEC World Public                                3,856
                    Television/Radio Broadcasting

   2,600,000        Sinpinyo Fund V                                   803
                    Closed-End Fund
-------------------------------------------------------------------------
                                                                   19,440
                                                                  -------
Asia: Total                                                       527,535

-------------------------------------------------------------------------
Latin America: 9.0%

                    >Mexico: 3.0%

   3,600,000        Kimberly Clark de Mexico                       14,481
                    Paper Products

Acorn International
     >Statement of Investments (unaudited)

Number of Shares                                       Value (000)
------------------------------------------------------------------

   1,510,000         Grupo Industrial Bimbo                 10,801
                     Bread, Baked Goods & Snacks

   3,000,000         Nadro, Series L                        10,201
                     Pharmaceutical Distributor

     450,000         Bufete Industrial (b)                   9,619
                     Engineering & Construction

     400,000         Tubos de Acero de Mexico                7,375
                     Seamless Pipe for Oil Wells

     263,000         Grupo Radio Centro                      3,090
                     Radio Stations & Networks

   2,100,000         Grupe Accion (formerly known
                     as Fondo Opcion) (c)                    3,089
                     Real Estate Investment Fund

     100,000         Corp Interamericana de
                     Entretenimiento (b)                       424
                     Management of Live Entertainment

     107,000         Cofar                                     159
                     Drug Stores
------------------------------------------------------------------
                                                            59,239

                     >Brazil: 2.3%

  20,000,000         Banco Itau Pfd.                        11,202
                     Bank

 165,000,000         Cemig Pfd.                              8,506
                     Electric Utility

   2,250,000         White Martins                           6,583
                     Industrial Gases

  35,000,000         Telemig                                 5,982

  30,000,000         Telemig Pfd.                            5,308
                     Telecommunications

     370,000         Elevadores Atlas                        4,820
                     Elevator Services

     100,000         Bompreco                                2,775
                     Supermarket Chain

   1,000,000         Brazilian Smaller Companies Warrants      745
                     Closed-End Fund
------------------------------------------------------------------
                                                            45,921
                     >Argentina: 1.8%

     320,000         IRSA                                   14,000
                     Real Estate Management & Development

   4,000,000         Siderca                                10,361
                     Steel Pipe Producer

   1,000,000         Perez Companc                           8,031
                     Oil & Gas Producer

   1,400,000         Cresud (b)                              3,122
                     Grain & Cattle Farms
------------------------------------------------------------------
                                                            35,514

                     >Chile: 1.3%

     150,000         Genesis Chile Fund                      7,538
                     Closed-End Fund

Number of Shares                                       Value (000)
------------------------------------------------------------------
     220,000         Santa Isabel                            7,095
                     Grocery Stores

     260,000         Banco BHIF                              5,493
                     Financial Services

     120,000         Embotelladora Andina, Series A          2,573

     120,000         Embotelladora Andina, Series B          2,505
                     Coca-Cola Bottler
------------------------------------------------------------------
                                                            25,204

                     >Peru: 0.2%

   4,200,000         Enrique Ferreyros                       4,829
                     Heavy Machinery Dealer

                     >Panama: 0.4%
     184,000         Banco Latinoamericano
                     de Exportaciones                        7,935
                     Trade Financing
                                                           -------
Latin America: Total                                       178,642

------------------------------------------------------------------
Other Countries: 7.8%

                     >Australia/New Zealand: 3.7%

   2,200,000         Publishing & Broadcasting              12,576
                     Media & TV Broadcasting

   1,750,000         Sky City                                8,884
                     Casino & Hotel (New Zealand)

   4,500,000         Tyndall Australia                       7,586
                     Money Management & Insurance

   3,000,000         Village Roadshow Pfd. Cl. A             7,529
                     Film Distribution, Exhibition & Production

   5,200,000         Sonic Healthcare                        7,207
                     Pathology Labs

   2,500,000         Anaconda Nickel (b)                     7,024
                     Nickel Mining

   1,400,000         PetSec Energy (b)                       6,346
                     Oil & Gas Producers

   1,000,000         Siddons Ramset                          5,469
                     Manufacturer & Distributor of
                     Construction Materials

     420,000         Hudson Conway (b)                       4,201
                     Casino Managers

   1,800,000         Skilled Engineering                     3,277
                     Temporary Skilled Labor

     600,000         PDL Holdings                            3,152
                     Electrical Equipment Manufacturer &
                     Distributor (New Zealand)
------------------------------------------------------------------
                                                            73,251


                     >Canada: 3.2%

     520,000         Shaw Industries                        13,211
                     Oil Field Services

   1,000,000         Ranger Oil                              9,313
                     Oil & Gas Producer


Number of Shares                                                        Value (000)
----------------------------------------------------------------------------------
       395,000               Veritas Energy Services (b)              $      9,162
                             Geophysical Contractor

       250,000               Cinar Films (b)                                 8,125
                             Children's Television Programming

     1,700,000               Pan East Petroleum (b)                          4,436
                             Oil & Gas Producer

       600,000               Shaw Communications                             4,414
                             Cable TV

       500,000               Cogeco                                          3,226
                             Cable TV

     1,100,000               Bracknell (b)                                   3,149
                             Specialty Contractor

       300,000               Shermag (b)                                     2,696
                             Manufacturer of Solid Wood Furniture

       300,000               Cogeco Cable                                    2,446
                             Cable TV

       650,000               Pangea Goldfields (b)                           1,885
                             Gold Mining Exploration

       250,000               Fundy Cable (b)                                 1,105
                             Cable TV
----------------------------------------------------------------------------------
                                                                            63,168

                             >Israel: 0.7%
       325,000               Blue Square Israel (b)                          5,606
                             Supermarkets & Department Stores

       200,000               Pec Israel Economic (b)                         4,800
                             Industrial Holdings

       300,000               ZAG Industries (b)                              3,075
                             Plastic Hardwares
----------------------------------------------------------------------------------
                                                                            13,481

                             >South Africa: 0.2%
       780,000               Energy Africa                                   4,041
                             Oil & Gas Producer
----------------------------------------------------------------------------------
Other: Total                                                               153,941



Principal Amount or
Number of Shares                                                       Value (000)
----------------------------------------------------------------------------------
Foreign Corporations, Operations in the U.S.: 0.7%
     101,500                 AES Corporation (b)                      $      7,181
                             Electric Generating Plants

     161,000                 Carnival                                        6,641
                             Cruise Ship Line (Panama)

Foreign Corporations, Operations
                                                                         ---------
     in the U.S.: Total                                                     13,822

     4,744                   Miscellaneous Securities: 0.0%                     17

Total Common Stocks and Other
                                                                        ----------
     Equity-Like Securities: 93.6%                                       1,845,163
                             (Cost: $1,373,900)

Short-Term Obligations: 6.5%
                             Yield 5.49%--5.62%
                             Due 7/1/97--7/18/97

     $32,872                 General Motors Acceptance                      32,829

     $22,020                 Baxter International                           21,987

     $17,791                 General Electric Capital                       17,779

     $12,410                 Prudential Funding                             12,391

     $12,296                 Sears Roebuck Acceptance                       12,271

     $10,288                 Commercial Credit                              10,277

     $10,187                 Heller Financial                               10,162

     $9,643                  GTE                                             9,630
----------------------------------------------------------------------------------
                             (Amortized Cost: $127,326)                    127,326
                                                                         ---------
Total Investments: 100.1%                                                1,972,489
                             (Cost: $1,501,226)
                                                                         ---------
Cash and Other Assets Less Liabilities: (0.1%)                              (2,452)
                                                                         ---------
Total Net Assets: 100%                                                $  1,970,037
==================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments
(a) At June 30, 1997, for federal income tax purposes cost of investments was $1,511,853,000 and net unrealized appreciation was $460,636,000 consisting of gross unrealized appreciation of $579,531,000 and gross unrealized depreciation of $118,895,000.
(b)  Non-income producing security.
(c) On June 30, 1997, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Prodega (Switzerland).........................................10.00%
Estoril Sol (Portugal)........................................ 9.71%
Sentra (Finland).............................................. 9.24%
Tigaraksa Satria (Indonesia).................................. 7.16%
Talentum (Finland)............................................ 6.89%
Kompan International (Denmark)................................ 6.58%
Kempen (Netherlands).......................................... 6.42%
Grupe Accion (Mexico)......................................... 6.28%
TT Tieto (Finland)............................................ 5.69%
Zee Telefilms (India)......................................... 5.61%
Ethical Holdings (UK)......................................... 5.14%

The aggregate cost and value of investments in these companies at June 30, 1997, was $58,504,000 and $103,899,000 respectively. The market value of these securities represents 5.27% of the total net assets at June 30, 1997. During the six months ended June 30, 1997, the cost of purchases and proceeds from sales in affiliated companies were $6,058,000 and $245,000, respectively. Net dividends received from these companies amounted to $1,329,000 and net realized gains on the sale of investments in such companies amounted to $70,000.

Acorn International
    >Portfolio Diversification

At June 30, 1997, Acorn International's portfolio of investments as a percent of net assets was diversified as follows:

                                Value(000)    Percent
-----------------------------------------------------
>Information
Software/Services                 $129,322      6.5%
Computer Systems                   103,725      5.3
Broadcasting/CATV                  101,150      5.1
Distribution                        39,960      2.0
Mobile Communications               33,001      1.7
Consumer Electronics                31,451      1.6
Instrumentation                     12,002      0.6
Equipment                            1,106      0.1
-----------------------------------------------------
                                   451,717     22.9

>Health Care
Biotechnology/Drug Delivery         45,916      2.3
Services                            42,700      2.2
Hospital/Laboratory Supplies        25,129      1.3
Equipment                           20,865      1.1
-----------------------------------------------------
                                   134,610      6.9
>Consumer Goods/Services
Retail                             184,802      9.4
Manufacturers                      142,351      7.2
Entertainment/Leisure               81,717      4.1
Food                                75,269      3.8
Recreational Vehicles                3,137      0.2
-----------------------------------------------------
                                   487,276     24.7

>Finance
Money Management                $  144,875      7.4%
Banks                               88,824      4.5
Insurance                           31,622      1.6
Credit Cards                         6,530      0.3
Other                               81,475      4.1
-----------------------------------------------------
                                   353,326     17.9

>Industrial Goods/Services
Services                           156,656      8.0
Machinery Processing                68,711      3.5
Steel                               16,639      0.8
Forest Products/Construction         7,704      0.4
-----------------------------------------------------
                                   249,710     12.7
>Energy/Minerals
Oil/Gas Producers                   61,114      3.1
Oil Services                        28,474      1.4
Independent Power                   15,687      0.8
Mining                               8,909      0.5
Refining/Marketing                     475      0.0
-----------------------------------------------------
                                   114,659      5.8


>Real Estate                        41,212      2.1

>Transportation                     12,653      0.6

>Total Common Stocks and
                                ---------------------
Other Equity-Like Securities     1,845,163     93.6

>Short-Term Obligations            127,326      6.5
                                ---------------------
Total Investments               $1,972,489    100.1%
=====================================================

See accompanying notes to financial statements

Acorn Family of Funds
    .Statements of Assets and Liabilities (unaudited)


                                                                                               Acorn
(in thousands)                                                                  Acorn Fund  International  Acorn USA
--------------------------------------------------------------------------------------------------------------------
6/30/97
Assets
Investments, at value (cost: Acorn Fund $1,921,838;
  Acorn International $1,501,226; Acorn USA $98,806)                            $3,219,766     $1,972,489   $114,526
Cash                                                                                     -          9,140          1
Net unrealized appreciation on foreign forward currency contracts                        -          2,454          -
Organization costs                                                                       -              4         90
Receivable for:
  Securities sold                                                                    7,361          4,599        488
  Fund shares sold                                                                   3,745          2,218        311
  Dividends and interest                                                             2,825          4,740         23
  Other assets                                                                           9              6          -
--------------------------------------------------------------------------------------------------------------------
  Total assets                                                                   3,233,706      1,995,650    115,439

Liabilities and Net Assets
Payable for:
  Securities purchased                                                               9,394         22,013      1,516
  Fund shares redeemed                                                               2,862          2,649         65
  Organization costs                                                                     -              2         90
  Other                                                                                701            949         78
--------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                 12,957         25,613      1,749
Net assets applicable to Fund shares outstanding                                $3,220,749     $1,970,037   $113,690
====================================================================================================================
Fund shares outstanding                                                            193,496         92,838      8,538
====================================================================================================================

Pricing of Shares
Net asset value, offering price and redemption price per share                      $16.65         $21.22     $13.32
====================================================================================================================

Analysis of Net Assets
Paid-in capital                                                                 $1,754,464     $1,403,353   $ 97,185
Accumulated net realized gain on sales of investments, futures
  and foreign currency transactions                                                163,748         91,299        980
Net unrealized appreciation of investments and other assets (net of unrealized
  PFIC gains of $8,057 for Acorn Fund and $10,627 for Acorn International)       1,289,506        463,034     15,720
  Undistributed net investment income (loss)                                        13,031         12,351       (195)
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                $3,220,749     $1,970,037   $113,690
====================================================================================================================

See accompanying notes to financial statements

Acorn Family of Funds
    >Statements of Operations (unaudited)

                                                                                        Acorn
                                                          Acorn Fund                International                Acorn USA
                                                    6 months       Year        6 months       Year        6 months   Inception 9/4
(in thousands)                                     ended 6/30,  ended 12/31,  ended 6/30,  ended 12/31,  ended 6/30, through 12/31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                      1997          1996         1997          1996         1997         1996
Investment Income:
  Dividends                                         $ 13,726      $ 23,043     $ 19,006      $ 24,877      $   238       $   35
  Interest                                             5,672         7,662        4,111         4,023          169           48
-----------------------------------------------------------------------------------------------------------------------------------
                                                      19,398        30,705       23,117        28,900          407           83
  Foreign taxes withheld                                (586)         (845)      (2,234)       (2,681)           -            -
-----------------------------------------------------------------------------------------------------------------------------------
     Total investment income                          18,812        29,860       20,883        26,219          407           83
Expenses:
  Investment advisory                                  6,520        12,437        7,918        13,255          427          101
  Custodian                                              543         1,079        1,238         2,235           13            6
  Transfer and dividend disbursing agent                 665         1,030          944         1,558           68           27
  Reports to shareholders                                260           466          345           706           28            7
  Legal and audit                                        136           152           78           142           17           27
  Registration and blue sky                              112           174           67           108           36           14
  Trustees' and other                                    123           216           86           209           14            8
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                    8,359        15,554       10,676        18,213          603          190
  Less custodian fees paid indirectly                      -             -            -             -           (1)          (6)
-----------------------------------------------------------------------------------------------------------------------------------
  Net expenses                                         8,359        15,554       10,676        18,213          602          184
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          10,453        14,306       10,207         8,006         (195)        (101)
Net Realized and Unrealized Gain (Loss) on
 Investments, Futures and Foreign Currency
 Transactions:
   Net realized gain on sales of investments         137,771       298,665       71,391        48,566          961          120
   Net realized gain on foreign currency
    transactions                                                         -        7,234         1,291            -            -
   Net realized loss on futures                       (6,779)      (22,053)           -             -            -            -
   Change in net unrealized appreciation of
    investments and foreign currency transactions    164,498       250,750       60,529       221,576       11,552        4,168
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments,
  futures and foreign currency transactions          295,490       527,362      139,154       271,433       12,513        4,288
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                        $305,943      $541,668     $149,361      $279,439      $12,318       $4,187
===================================================================================================================================

See accompanying notes to financial statements

Acorn Family of Funds
    >Statements of Changes in Net Assets (unaudited)

                                                                                       Acorn
                                                          Acorn Fund               International                Acorn USA
                                                    6 months        Year       6 months       Year       6 months   Inception 9/4
(in thousands)                                    ended 6/30,   ended 12/31, ended 6/30,  ended 12/31,  ended 6/30,  through 12/31,
--------------------------------------------------------------------------------------------------------------------------------
                                                      1997          1996         1997         1996         1997          1996
From Operations:
 Net investment income (loss)                     $   10,453    $   14,306   $   10,207   $    8,006   $   (195)    $  (101)
 Net realized gain on sales of investments,
  futures and foreign currency transactions          130,992       276,612       78,625       49,857        961         120
 Change in net unrealized appreciation of
  investments and foreign currency transactions      164,498       250,750       60,529      221,576     11,552       4,168
----------------------------------------------------------------------------------------------------- -------------------------
   Net increase in net assets resulting
    from operations                                  305,943       541,668      149,361      279,439     12,318       4,187
Distributions to Shareholders From:
 Net investment income (a)                                 -       (19,687)           -      (10,368)         -           -
 Net realized gain                                         -      (261,454)           -      (24,680)         -           -
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                     -      (281,141)           -      (35,048)         -           -
From Fund Share Transactions:
 Reinvestment of dividends and capital
  gain distributions                                       -       257,125            -       33,033          -           -
 Proceeds from other shares sold                     321,603       358,315      227,585      386,765     57,800      49,912
-------------------------------------------------------------------------------------------------------------------------------
                                                     321,603       615,440      227,585      419,798     57,800      49,912
 Payments for shares redeemed                       (248,849)     (432,510)    (179,452)    (167,890)    (9,513)     (1,014)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from
    Fund share transactions                           72,754       182,930       48,133      251,908     48,287      48,898
-------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                         378,697       443,457      197,494      496,299     60,605      53,085
Net Assets:
 Beginning of period                               2,842,052     2,398,595    1,772,543    1,276,244     53,085           -
 End of period (b)                                $3,220,749    $2,842,052   $1,970,037   $1,772,543   $113,690     $53,085
================================================================================================================================

(a) Includes distributions of unrealized PFIC gains of $2,671 for Acorn Fund and $3,813 for Acorn International in 1996.

(b) Includes undistributed net investment income (loss) of $13,031 at June 30, 1997 and $2,578 at December 31, 1996 for Acorn Fund, $12,351 at June 30, 1997
and $2,144 at December 31, 1996 for Acorn International and $(195) at June 30, 1997 and $0 at December 31, 1996 for Acorn USA.

See accompanying notes to financial statements

Acorn Family of Funds
    >Financial Highlights (unaudited)

                                                                                                     6 months       Years
Acorn Fund                                                                                          ended 6/30,  ended 12/31,
----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                         1997         1996
Net Asset Value, beginning of period                                                                  $15.04        $13.60
Income From Investment Operations
 Net investment income                                                                                   .05           .09
 Net realized and unrealized gain (loss) on investments, foreign currency and futures                   1.56          2.93
----------------------------------------------------------------------------------------------------------------------------

 Total from investment operations                                                                       1.61          3.02
Less Distributions
 Dividends from net investment income                                                                     --          (.11)
 Distributions from net realized and unrealized gains reportable for federal income taxes                 --         (1.47)
----------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                      --         (1.58)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                        $16.65        $15.04
============================================================================================================================
Total Return                                                                                            10.7%         22.6%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                                 .57%*         .57%
 Ratio of net investment income to average net assets                                                    .72%*         .53%
 Portfolio turnover rate                                                                                  22%*          33%
 Net assets at end of period (in millions)                                                            $3,221        $2,842

                                                                                                     6 months        Years
Acorn USA                                                                                           ended 6/30,   ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                         1997          1996
Net Asset Value, beginning of period                                                                  $19.61        $16.59
Income From Investment Operations
 Net investment income (loss)                                                                            .11           .13
 Net realized and unrealized gain (loss) on investments and foreign currency                            1.50          3.29
-----------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                       1.61          3.42
Less Distributions
 Dividends from net investment income                                                                     --          (.12)
 Distributions from net realized and unrealized gains reportable for federal
  income taxes                                                                                            --          (.28)
-----------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                      --          (.40)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                        $21.22        $19.61
=============================================================================================================================
Total Return                                                                                            8.2%         20.7%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                               1.14%*        1.17%
 Ratio of net investment income (loss) to average net assets                                           1.09%*         .51%
 Portfolio turnover rate                                                                                 33%*          34%
 Net assets at end of period (in millions)                                                           $1,970         $1,773

                                                                                                     6 months    Inception 9/4
Acorn International                                                                                 ended 6/30,  through 12/31,
------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                         1997           1996
Net Asset Value, beginning of period                                                                  $11.65         $10.00
Income From Investment Operations
 Net investment loss (e)                                                                                (.03)          (.02)
 Net realized and unrealized gain on investments                                                        1.70           1.67
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                       1.67           1.65
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                        $13.32         $11.65
==============================================================================================================================
Total Return                                                                                           14.3%          16.5%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (d)                                                           1.41%*         1.85%*
 Ratio of net investment loss to average net assets                                                    (.46%)*        (.99%)*
 Portfolio turnover rate                                                                                 31%*           20%*
 Net assets at end of period (in millions)                                                             $114            $53

-------------------------------------------------------------------------------------------------------
  1995          1994          1993          1992          1991          1990         1989         1988
$12.24        $13.95        $11.06        $ 9.32        $ 6.51        $ 8.58        $7.27        $6.48

   .11           .06           .04           .07           .11           .12          .13          .12
  2.42         (1.10)         3.50          2.16          2.95         (1.62)        1.65         1.47
-------------------------------------------------------------------------------------------------------
  2.53         (1.04)         3.54          2.23          3.06         (1.50)        1.78         1.59

  (.09)         (.11)         (.06)         (.08)         (.10)         (.13)        (.11)        (.16)
 (1.08)         (.56)         (.59)         (.41)         (.15)         (.44)        (.36)        (.64)
-------------------------------------------------------------------------------------------------------
 (1.17)         (.67)         (.65)         (.49)         (.25)         (.57)        (.47)        (.80)
-------------------------------------------------------------------------------------------------------
$13.60        $12.24        $13.95        $11.06        $ 9.32        $ 6.51        $8.58        $7.27
=======================================================================================================
  20.8%         (7.4%)        32.3%         24.2%         47.3%        (17.5%  )     24.8%        24.8%

   .57%          .62%          .65%          .67%          .72%          .82%         .73%         .80%
   .89%          .55%          .30%          .72%         1.30%         1.60%        1.59%        1.52%
    29%           18%           20%           25%           25%           36%          26%          36%
$2,399        $1,983        $2,035        $1,449        $1,150        $  767        $ 855        $ 563


                                  Inception 9/23
                                  through 12/31,
------------------------------------------------
  1995          1994          1993          1992
$15.24        $15.94        $10.69        $10.00

   .16           .07           .00          (.03)
  1.20          (.67)         5.25           .72
------------------------------------------------
  1.36          (.60)         5.25           .69

    --            --            --            --
  (.01)         (.10)           --            --
------------------------------------------------
  (.01)         (.10)           --            --
------------------------------------------------
$16.59        $15.24        $15.94        $10.69
================================================
   8.9%         (3.8%)        49.1%          6.9%

  1.22%         1.24%         1.21%         2.35%*
   .90%          .48%          .06%        (1.37%)*
    26%           20%           19%           20%*
$1,276        $1,363        $  907        $   30

(a) Average commission rate paid per share on Acorn Fund stock transactions for the six months ended June 30, 1997 and for the year ended December 31, 1996 was $.0086 and $.0194, respectively.

(b) Average commission rate paid per share on Acorn International stock transactions for six months ended June 30, 1997 and for the year ended December 31, 1996 was $.0087 and $.0008, respectively.

(c) Average commission rate paid per share on Acorn USA stock transactions for the six months ended June 30, 1997 and for the period ended December 31, 1996 was $.0584 and $.0567, respectively.

(d) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.40% for the six months ended June 30, 1997 and 1.79% for the period ended December 31, 1996.

(e) Net investment loss per share was based upon the average shares outstanding during each period.


* Annualized



See accompanying notes to financial statements

Acorn Family of Funds
        >Notes to Financial Statements (unaudited)


1.  Nature of Operations

Acorn Fund, Acorn International and Acorn USA (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.


2.  Significant Accounting Policies
        >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.


        >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.


        >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. For Acorn Fund and for Acorn USA, net realized gains include distributions of realized gains from other investment companies of $1,395,520 and $21,360 in 1996, respectively.


        >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

    There were no forward foreign currency contracts open at June 30, 1997 in Acorn Fund. Acorn Fund had the following open futures contracts at June 30, 1997:

                                         Number of     Contract      Expiration    Unrealized
                                         Contracts    Value (000)       Date       Loss (000)
---------------------------------------------------------------------------------------------
S & P 500 Stock Index Futures (Short)       120         $53,415         9/97          $353


Acorn Family of Funds
    .Notes to Financial Statements

There were no futures contracts open at June 30, 1997 in Acorn International. Acorn International entered into forward contracts to sell foreign currency, settling July 21 through September 26, 1997, as described below:

                                        U.S.Dollar      Unrealized
Foreign Amount         Currency       Proceeds (000)    Gain (000)
-------------------------------------------------------------------
    69,000,000      Swiss Franc            $48,499        $  665
    60,000,000      German Mark            $35,010           353
   200,000,000      French Franc           $34,581           313
   200,000,000      Hong Kong Dollar       $25,817             8
47,405,280,000      Italian Lira           $28,077           287
 9,135,000,000      Japanese Yen           $81,457           590
   452,000,000      Swedish Krone          $58,904           238
                                                          ------
                                                          $2,454

Acorn USA did not enter into any futures or forward foreign currency contracts during the period ended June 30, 1997.

     .Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     .Federal income taxes, dividends and distributions to shareholders

Each Fund intends to comply with the special provisions of the Internal Revenue Code available to investment companies.

     Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

     Acorn Fund and Acorn International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, Acorn Fund recognized unrealized appreciation on PFICs of $2,671,000 in 1996. Cumulative net unrealized appreciation recognized in prior years on PFICs sold amounted to $7,124,000 and distributions to shareholders from net realized gains relating to PFICs include $2,671,000 in 1996.

     In accordance with its PFIC election, for the year ended December 31, 1996, Acorn International recognized unrealized appreciation on PFICs of $3,813,000. The cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $5,306,000. Distributions to shareholders from net investment income relating to PFICs were $3,813,000 in 1996. Prior to 1996, the Fund recognized unrealized PFIC gains of $11,427,000, which were offset by accumulated net realized losses on foreign currency transactions and therefore were not required to be distributed.

     Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

3.   Transactions With Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreements with WAM, each fund pays the Advisor an annual management fee, payable monthly, at the rates set forth below. The fees for Acorn Fund and Acorn International are determined at the beginning of each calendar quarter and the fees for Acorn USA are determined and accrued daily:

Acorn Fund
-------------------------------------------------------------------
Net asset value:
For the first $100 million                                     .75%
Next $1.4 billion                                              .50%
Net assets in excess of $1.5 billion                           .40%

Acorn International
-------------------------------------------------------------------
Net asset value:
For the first $100 million                                    1.25%
Next $400 million                                             1.00%
Net assets in excess of $500 million                           .80%

Acorn USA
-------------------------------------------------------------------
Net asset value:
For the first $200 million                                    1.00%
Net assets in excess of $200 million                           .95%

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of $85,845 in 1997 and $115,700 in 1996; Acorn International paid $56,745 in 1997 and $99,700 in 1996 and Acorn USA paid $2,910 in 1997 and $600 in 1996 to trustees not affiliated with WAM. Included in these fees are amounts paid to the Chairman of the Board of $25,075 and $43,200 by Acorn Fund and $16,575 and $37,600 by Acorn International for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively, and $850 and $200 by Acorn USA for the six months ended June 30, 1997 and the period ended December 31, 1996, respectively.

     WAM advanced Acorn International $71,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period January, 1993 though September, 1997. WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September, 1996 though August, 2001.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4.   Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares:

                                                          6 months
Acorn Fund                                               ended 6/30,
------------------------------------------------------------------------------
(in thousands)                                               1997        1996
Shares sold                                                 20,790      23,744
Shares issued in reinvestment of
dividend and capital gain distributions                         --      17,382
                                                            ------------------
                                                            20,790      41,126
Less shares redeemed                                        16,212      28,523
                                                            ------------------
Net increase in shares outstanding                           4,578      12,603
==============================================================================

                                                          6 months
Acorn International                                      ended 6/30,
------------------------------------------------------------------------------
(in thousands)                                               1997        1996
Shares sold                                                 11,286      20,757
Shares issued in reinvestment of
dividend and capital gain distributions                         --       1,708
                                                            ------------------
                                                            11,286      22,465
Less shares redeemed                                         8,831       8,994
                                                            ------------------
Net increase in shares outstanding                           2,455      13,471
==============================================================================

                                                          6 months
Acorn USA                                                ended 6/30,
------------------------------------------------------------------------------
(in thousands)                                               1997        1996

Shares sold                                                  4,781       4,647
Less shares redeemed                                           799          91
                                                            ------------------
Net increase in shares outstanding                           3,982       4,556
==============================================================================

5.   Investment Transactions

                                                          6 months
Acorn Fund                                               ended 6/30,
-----------------------------------------------------------------------------
(in thousands)                                               1997        1996
Investment securities (excluding
  money market instruments):
   Purchases                                              $300,690    $862,321
   Proceeds from sales                                     484,459     924,259

                                                          6 months
Acorn International                                      ended 6/30,
------------------------------------------------------------------------------
(in thousands)                                               1997        1996
Investment securities (excluding
  money market instruments):
   Purchases                                              $385,436    $612,766
   Proceeds from sales                                     295,545     498,234

                                                          6 months
Acorn USA                                                ended 6/30,
------------------------------------------------------------------------------
(in thousands)                                               1997        1996
Investment securities (excluding
  money market instruments):
   Purchases                                              $ 57,960    $ 45,708
   Proceeds from sales                                      12,274       1,733
==============================================================================

The Acorn
-----------------------
        Family of Funds


 .Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Adolph Meyer, Jr.
Ralph Wanger


 .Officers

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Terence M. Hogan
Vice President

Leah J. Zell
Vice President

Robert A. Mohn
Vice President

Marcel P. Houtzager
Vice President

Merrillyn J. Kosier
Vice President and Secretary

Bruce H. Lauer
Vice President and Treasurer

Kenneth A. Kalina
Assistant Treasurer


 .Investment Advisor

Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: acorn@wanger.com
web site: www.wanger.com

 .Distributor

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

 .Transfer Agent, Dividend Disbursing Agent and Custodian

State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

 .Legal Counsel

Bell, Boyd & Lloyd
Chicago, Illinois


This report, including the unaudited schedules of investments and financial statements, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.


Answer to Do You Remember What Year It Was?: 1975

The Acorn
-----------------------
         Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502